UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06384
                                                     ---------------------

                   Nuveen Texas Quality Income Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: July 31
                                           ------------------

                  Date of reporting period: January 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


SEMI-ANNUAL REPORT | Nuveen Investments
  January 31, 2009 | MUNICIPAL CLOSED-END FUNDS

[PHOTO OF: SMALL CHILD]

NUVEEN ARIZONA
PREMIUM INCOME
MUNICIPAL FUND, INC.
NAZ

NUVEEN ARIZONA
DIVIDEND ADVANTAGE
MUNICIPAL FUND
NFZ

NUVEEN ARIZONA
DIVIDEND ADVANTAGE
MUNICIPAL FUND 2
NKR

NUVEEN ARIZONA
DIVIDEND ADVANTAGE
MUNICIPAL FUND 3
NXE

NUVEEN TEXAS
QUALITY INCOME
MUNICIPAL FUND
NTX

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)    |   LOGO:   NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

[PHOTO OF ROBERT P. BREMNER] | Robert P. Bremner | Chairman of the Board

Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. It is believed that these efforts will moderate the extent of the downturn and hasten the recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on asset values for equities and fixed income, and unfortunately the performance of the Nuveen Funds has been similarly affected. In addition to the financial statements, I hope that you will carefully review the Portfolio Managers' Comments, the Common Share Dividend and Share Price Information and the Performance Overview sections of this report. These comments highlight each manager's pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund's investment goals. The Fund Board believes that a consistent focus on long term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved. Please consult the Nuveen website: www.nuveen.com, for the most recent information.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
---------------------------------
Robert P. Bremner
Chairman of the Nuveen Fund Board
March 23, 2009

Portfolio Managers' COMMENTS

Nuveen Investments Municipal Closed-End Funds | NAZ, NFZ, NKR, NXE, NTX

Portfolio managers Scott Romans and Daniel Close review key investment strategies, and the six month performance of these five Nuveen Funds. Scott, who has been with Nuveen since 2000, has managed the Arizona Funds since 2003. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for NTX in March 2007.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE ARIZONA AND TEXAS FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED JANUARY 31, 2009?

During this period, pressure in the financial and credit markets led to increased price volatility for many municipal securities, reduced market liquidity and produced a general flight to quality. In this environment, we continued to focus on finding bonds that offered relative value, while seeking to preserve liquidity and invest for the long term.

Much of our investment activity during this period was driven by the new issuance in the municipal bond market, which provided opportunities to purchase bonds with better structures (e.g., higher coupons, longer call protection) at attractive prices. During periodic market dislocations, we found opportunities in various market sectors, using a fundamental approach to discover undervalued sectors and individual credits with the potential to perform well over the long term. All five of these Funds purchased general obligation bonds issued for various school districts, as well as health care credits. In addition, the Arizona Funds added community facilities district (CFD) bonds, focusing on credits with stronger security structures, such as backing by ad valorem pledges (that is, property taxes from the local municipality that provide a backstop if project development progresses more slowly than anticipated). These CFD bonds, also known as "dirt deals," provide financing for schools, parks, public utilities and other infrastructure and services such as police and fire protection, maintenance and library programs. In NTX, we also added water and sewer and utilities issues.

The majority of the additions to our portfolios were purchased at the longer end of the yield curve, which we believed not only offered more value during this period, but also helped to offset the natural shortening of the Funds' durations(1) as well as to support and enhance yields. Most of these purchases were uninsured, as the insurance penetration of the new issuance municipal market declined dramatically from 47% in 2007 to 18% in 2008.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

----------
(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

In an exceptionally illiquid market, we also believed that it was prudent to focus on preserving potential liquidity and incorporating extra liquidity opportunities when we found appropriate situations to do so. During this period, a number of bond calls across all of these Funds provided the capital necessary for purchases. In the Arizona Funds, we also monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell such bonds into solid retail demand.

For much of this period, NAZ and NTX continued to use inverse floating rate securities(2) as a way to bring their durations closer to our strategic target and to enhance their income-generation capabilities. During this period, as previously described, we were able to purchase longer maturity bonds offering attractive yields and better structures that accomplished many of the same goals as the inverse floaters. As a result, we terminated the inverse floaters in both of these Funds before the period end.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Arizona and Texas Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*
For periods ended 1/31/09

                                       Six-Month    1-Year    5-Year    10-Year
Arizona Funds
NAZ                                        -5.90%   -10.83%     1.25%      2.85%
NFZ                                        -7.84%   -13.62%     0.34%       N/A
NKR                                        -4.84%   -10.17%     1.61%       N/A
NXE                                        -7.56%   -13.06%     1.03%       N/A

Texas Fund
NTX                                        -2.28%    -6.08%     2.39%      4.14%

Lipper Other States
Municipal Debt Funds
Average(3)                                 -5.61%    -9.20%     1.70%      3.67%

Barclays Capital
Municipal Bond Index(4)                     0.70%    -0.16%     3.34%      4.51%

S&P National Municipal
Bond Index(5)                               0.78%    -0.15%     3.42%      4.49%

For the six months ended January 31, 2009, the cumulative returns on common share net asset value (NAV) for NKR and NTX exceeded the average return for the Lipper Other States Municipal Debt Funds Average, while NAZ, NFZ and NXE trailed this

----------
* Six-month returns are cumulative; returns for one year, five years and ten years are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(2) An inverse floating rate security, also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.

(3) The Lipper Other State Municipal Debt Funds Average is calculated using the returns of all leveraged closed-end funds in this category for each period as follows: 6 months, 43 funds; 1 year, 43 funds; 5 years, 43 funds; and 10 years, 20 funds. Fund and Lipper returns assume reinvestment of dividends. The performance of the Lipper Other States Municipal Debt Funds Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions. Fund and Lipper returns assume reinvestment of dividends.

(4) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Barclays Capital index do not reflect any expenses.

(5) The Standard & Poor's National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market.

Lipper group average. All of the Funds underperformed the national Barclays Capital Municipal Bond Index and Standard & Poor's (S&P) National Municipal Bond Index for the six-month period. Shareholders should note that all three of the benchmarks shown in the accompanying table include bonds from states in addition to Arizona and Texas, which may make direct comparisons between the Funds and these benchmarks less meaningful.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, credit exposure and sector allocations. In addition, the use of leverage was an important factor affecting each Fund's performance over this period. The impact of leverage is discussed in more detail on page 7.

Over this period, the yield curve steepened, as interest rates at the short end of the curve declined and longer rates rose. Given these changes in the interest rate environment, bonds in the Barclays Capital Municipal Bond Index with maturities of ten years or less generally outperformed the market as a whole, with bonds maturing in four to eight years benefiting the most. Because they were less sensitive to interest rate changes, these bonds generally outperformed credits with longer maturities, with the biggest losses posted by bonds with the longest maturities (22 years and longer). The performances of both NKR and NTX were boosted by their relatively heavier weightings in the intermediate area of the yield curve that performed best and their comparative underweighting of the underperforming long part of the curve. In general, NAZ, NFZ and NXE were not as advantageously positioned in terms of duration, particularly NFZ, which had greater exposure to the long end of the curve than the other four Funds.

Credit exposure also was an important factor in performance during these past six months. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality typically performed very well. At the same time, securities rated BBB or below and non-rated bonds generally posted poor returns. In NFZ, NKR and NXE, a relatively greater exposure to lower-rated bonds, especially non-rated credits, generally had a negative impact on their performance, as did their corresponding underexposure to bonds rated AAA and AA. In addition, NTX was overweight to BBB rated bonds which had a negative impact on performance. We continue to believe that lower-rated credits can offer attractive opportunities despite their generally greater risks.

During this period, pre-refunded(6) bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the municipal market, due primarily to their shorter effective maturities, higher credit quality and perceived safety. Additional sectors of the market that generally contributed positively to the Funds' returns included general obligation and other tax-backed bonds, water and sewer and education credits. NKR and NTX, in particular, had greater weightings of tax-backed bonds than the market as a whole, which magnified the positive contribution from this sector. NTX also benefited from its holdings of school bonds guaranteed by the Texas Permanent School Fund, which were in great demand by investors.

Holdings that generally detracted from the Funds' performances included industrial development revenue (IDR) bonds, which performed very poorly during this period. The health care and housing revenue sectors also underperformed the overall municipal market. Next to the IDR sector, zero coupon bonds were among the worst performing categories in the municipal market.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In this generally unfavorable investment environment, the most significant factor impacting the return of these Funds relative to the comparative benchmark was the Funds' use of financial leverage. The Funds use leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk-especially when market conditions are as unfavorable as they were during this period. As the prices of most securities held by these Funds declined during the this time period, the negative impact of these valuation changes on common share net asset value and common shareholder total return was magnified by the use of leverage.

RECENT MARKET DEVELOPMENTS

Beginning in October, the nation's financial institutions and financial markets-including the municipal bond market-experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds' common share net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms' capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as

----------
(6) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging and a supply overhang (a large amount of new issues that were postponed) would cause selling pressure to persist for a period of time. In addition to falling prices, the following market conditions resulted in greater price volatility of municipal bonds - wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, although it improved considerably after that period.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, at least one rating agency has placed each of these insurers on "negative credit watch" or "credit watch developing," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default and a very high recovery rate.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in the last shareholder report, beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many or all of the Funds' auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of these Funds. However, one continuing implication for common shareholders of these auction failures is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise might have been. As noted in the last shareholder report, the Funds' Board of Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares.

On January 8, 2009, thirty-five closed-end municipal funds called for redemption at par a portion of their outstanding auction rate preferred securities. This series of redemptions will collectively total $250.1 million. This new series of redemptions brings the total amount of Nuveen's municipal closed-end funds' auction rate preferred securities redemptions to nearly $2 billion of the original $11 billion outstanding.

As of January 31, 2009, NFZ, NKR and NXE have redeemed $1,400,000, $525,000 and $1,275,000 auction rate preferred shares, respectively, (11.7%, 2.8% and 5.8% of their original outstanding auction rate preferred shares of $12,000,000, $18,500,000 and $22,000,000, respectively). While the Funds' Board of Trustees and management continue to work to resolve this situation, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price INFORMATION

During the six-month period ended January 31, 2009, NAZ and NTX each had one dividend increase. The dividends of NFZ, NKR and NXE remained stable throughout the reporting period.

Due to capital gains generated by normal portfolio activity, common shareholders of NTX received a long-term capital gains distribution of $0.0212, a short-term capital gains distribution of $0.0258, and a net ordinary income distribution of $0.0041 at the end of December 2008.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of January 31, 2009, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes. NAZ and NTX had positive UNII balances and NFZ, NKR and NXE had negative UNII balances for financial statement purposes.

On July 30, 2008, the Funds' Board of Trustees approved an open-market share repurchase program, under which each Fund may repurchase up to 10% of its outstanding common shares. As of January 31, 2009, the Funds have not repurchased any of their common shares.

As of January 31, 2009, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

                                                    1/31/09           Six-Month
                                                   Discount    Average Discount

NAZ                                                   -9.15%              -7.31%
NFZ                                                  -13.87%             -10.32%
NKR                                                  -12.42%              -7.42%
NXE                                                  -12.26%             -10.08%
NTX                                                   -4.83%             -10.94%

NAZ Performance OVERVIEW | Nuveen Arizona Premium Income Municipal Fund, Inc. as of January 31, 2009

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   32%
AA                                                                           28%
A                                                                            26%
BBB                                                                          11%
N/R                                                                           3%

                                   [BAR CHART]

2008-2009 Monthly Tax-Free Dividends Per Common Share

                       Feb                         $ 0.051
                       Mar                           0.051
                       Apr                           0.051
                       May                           0.051
                       Jun                           0.051
                       Jul                           0.051
                       Aug                           0.051
                       Sep                           0.053
                       Oct                           0.053
                       Nov                           0.053
                       Dec                           0.053
                       Jan                           0.053

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

                       2/01/08                    $  13.05
                                                     13.21
                                                     12.62
                                                     12.61
                                                     12.32
                                                    12.382
                                                      12.1
                                                     12.56
                                                     12.75
                                                     12.85
                                                     12.57
                                                        13
                                                     12.91
                                                     13.02
                                                      13.1
                                                      13.2
                                                     13.02
                                                     12.86
                                                     12.94
                                                     12.73
                                                     12.51
                                                     12.48
                                                     12.47
                                                     12.77
                                                     13.18
                                                     12.95
                                                     13.05
                                                      13.1
                                                     12.78
                                                     12.63
                                                      12.6
                                                     12.77
                                                        13
                                                      12.8
                                                      12.9
                                                     12.01
                                                   11.6325
                                                       9.2
                                                      9.62
                                                     10.49
                                                     10.57
                                                      11.5
                                                     10.77
                                                      9.36
                                                     10.09
                                                      9.84
                                                      9.39
                                                      8.94
                                                      9.23
                                                      9.65
                                                     10.82
                                                     10.56
                                                      10.4
                       1/31/09                     10.8232

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                   $   10.82
-------------------------------------------------------------------------------
Common Share Net Asset Value                                         $   11.91
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -9.15%
-------------------------------------------------------------------------------
Market Yield                                                              5.88%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               8.56%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                        $  53,218
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                         16.80
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                               11.38
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/92)
-------------------------------------------------------------------------------
                                                    ON SHARE PRICE      ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                     -16.58%         -5.90%
-------------------------------------------------------------------------------
1-Year                                                   -12.88%        -10.83%
-------------------------------------------------------------------------------
5-Year                                                    -3.08%          1.25%
-------------------------------------------------------------------------------
10-Year                                                    1.23%          2.85%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    23.3%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           17.6%
-------------------------------------------------------------------------------
Health Care                                                               14.0%
-------------------------------------------------------------------------------
Utilities                                                                 12.8%
-------------------------------------------------------------------------------
Water and Sewer                                                           12.1%
-------------------------------------------------------------------------------
Tax Obligation/General                                                     7.6%
-------------------------------------------------------------------------------
Education and Civic Organizations                                          7.4%
-------------------------------------------------------------------------------
Other                                                                      5.2%
-------------------------------------------------------------------------------

(1) The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of January 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NFZ Performance OVERVIEW | Nuveen Arizona Dividend Advantage Municipal Fund as of January 31, 2009

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                   $   10.25
-------------------------------------------------------------------------------
Common Share Net Asset Value                                         $   11.90
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -13.87%
-------------------------------------------------------------------------------
Market Yield                                                              6.15%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               8.95%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                        $  18,448
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                         15.64
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                               11.31
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/30/01)
-------------------------------------------------------------------------------
                                                    ON SHARE PRICE      ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                     -22.97%         -7.84%
-------------------------------------------------------------------------------
1-Year                                                   -19.90%        -13.62%
-------------------------------------------------------------------------------
5-Year                                                    -4.71%          0.34%
-------------------------------------------------------------------------------
Since  Inception                                           0.79%          3.42%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    30.0%
-------------------------------------------------------------------------------
Utilities                                                                 21.8%
-------------------------------------------------------------------------------
Health Care                                                               12.2%
-------------------------------------------------------------------------------
Tax Obligation/General                                                     9.3%
-------------------------------------------------------------------------------
Water and Sewer                                                            8.2%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                            7.4%
-------------------------------------------------------------------------------
Education and Civic Organizations                                          5.0%
-------------------------------------------------------------------------------
Other                                                                      6.1%
-------------------------------------------------------------------------------

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   19%
AA                                                                           41%
A                                                                            19%
BBB                                                                          13%
N/R                                                                           8%

                                   [BAR CHART]

2008-2009 Monthly Tax-Free Dividends Per Common Share

                       Feb                        $ 0.0525
                       Mar                          0.0525
                       Apr                          0.0525
                       May                          0.0525
                       Jun                          0.0525
                       Jul                          0.0525
                       Aug                          0.0525
                       Sep                          0.0525
                       Oct                          0.0525
                       Nov                          0.0525
                       Dec                          0.0525
                       Jan                          0.0525

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

                       2/01/08                     $ 13.49
                                                     13.52
                                                     13.29
                                                     13.14
                                                     12.95
                                                     12.78
                                                     12.54
                                                     12.68
                                                     12.91
                                                     12.83
                                                     13.17
                                                     13.28
                                                     13.25
                                                      13.2
                                                      13.2
                                                     13.18
                                                    13.263
                                                     13.39
                                                     13.59
                                                     13.15
                                                     12.98
                                                     13.27
                                                     13.29
                                                     13.79
                                                      13.5
                                                     13.27
                                                      13.4
                                                     13.55
                                                     13.06
                                                     12.74
                                                   12.7999
                                                     13.25
                                                      13.1
                                                     12.94
                                                      12.9
                                                      12.6
                                                      11.4
                                                      7.95
                                                       9.1
                                                      9.75
                                                      9.55
                                                     10.25
                                                     10.86
                                                      9.39
                                                     10.15
                                                      9.25
                                                    8.6999
                                                      8.86
                                                    9.1399
                                                      9.44
                                                   10.6493
                                                     10.16
                                                     10.29
                       1/31/09                     10.2465

(1) The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of January 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NKR Performance OVERVIEW | Nuveen Arizona Dividend Advantage Municipal Fund 2 as of January 31, 2009

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   37%
AA                                                                           23%
A                                                                            15%
BBB                                                                          18%
N/R                                                                           7%

                                   [BAR CHART]

2008-2009 Monthly Tax-Free Dividends Per Common Share

                       Feb                        $ 0.0585
                       Mar                          0.0585
                       Apr                          0.0585
                       May                          0.0585
                       Jun                          0.0585
                       Jul                          0.0585
                       Aug                          0.0585
                       Sep                          0.0585
                       Oct                          0.0585
                       Nov                          0.0585
                       Dec                          0.0585
                       Jan                          0.0585

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

                       2/01/08                    $  13.95
                                                        14
                                                     13.86
                                                     13.74
                                                     13.33
                                                      13.4
                                                     13.26
                                                    13.358
                                                      13.6
                                                     13.65
                                                     13.72
                                                      13.6
                                                     13.65
                                                     13.51
                                                     13.52
                                                   13.7104
                                                   13.7501
                                                      13.7
                                                        14
                                                     13.85
                                                      13.9
                                                    13.656
                                                    13.732
                                                     14.04
                                                     13.72
                                                      13.5
                                                      13.1
                                                     13.76
                                                     13.36
                                                     13.34
                                                      13.3
                                                     13.74
                                                     13.92
                                                      13.3
                                                     12.93
                                                     11.88
                                                      12.1
                                                         8
                                                     11.08
                                                        13
                                                     11.28
                                                     11.65
                                                     11.52
                                                     10.48
                                                      10.3
                                                      9.89
                                                      10.4
                                                     10.21
                                                     10.03
                                                        10
                                                     11.08
                                                     11.17
                                                        11
                       1/31/09                       11.07

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                   $   11.07
-------------------------------------------------------------------------------
Common Share Net Asset Value                                         $   12.64
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -12.42%
-------------------------------------------------------------------------------
Market Yield                                                              6.34%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               9.23%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                        $  30,837
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                         14.62
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                9.40
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
-------------------------------------------------------------------------------
                                                    ON SHARE PRICE      ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                    -18.46%          -4.84%
-------------------------------------------------------------------------------
1-Year                                                  -16.52%         -10.17%
-------------------------------------------------------------------------------
5-Year                                                   -0.21%           1.61%
-------------------------------------------------------------------------------
Since Inception                                           1.29%           3.91%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    29.6%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           15.5%
-------------------------------------------------------------------------------
Health Care                                                               15.1%
-------------------------------------------------------------------------------
Tax Obligation/General                                                    14.9%
-------------------------------------------------------------------------------
Water and Sewer                                                            8.2%
-------------------------------------------------------------------------------
Housing/Multifamily                                                        5.3%
-------------------------------------------------------------------------------
Other                                                                     11.4%
-------------------------------------------------------------------------------

(1) The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of January 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NXE Performance OVERVIEW | Nuveen Arizona Dividend Advantage Municipal Fund 3 as of January 31, 2009

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                      $10.31
-------------------------------------------------------------------------------
Common Share Net Asset Value                                            $11.75
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -12.26%
-------------------------------------------------------------------------------
Market Yield                                                              6.34%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               9.23%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $36,042
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                         15.64
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                               11.27
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
-------------------------------------------------------------------------------
                                                    ON SHARE PRICE      ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                    -20.00%          -7.56%
-------------------------------------------------------------------------------
1-Year                                                  -18.67%         -13.06%
-------------------------------------------------------------------------------
5-Year                                                   -0.98%           1.03%
-------------------------------------------------------------------------------
Since Inception                                          -0.60%           2.02%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                    20.8%
-------------------------------------------------------------------------------
Health Care                                                               19.8%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           17.1%
-------------------------------------------------------------------------------
Education and Civic Organizations                                         11.0%
-------------------------------------------------------------------------------
Transportation                                                            10.3%
-------------------------------------------------------------------------------
Water and Sewer                                                            8.4%
-------------------------------------------------------------------------------
Utilities                                                                  6.4%
-------------------------------------------------------------------------------
Other                                                                      6.2%
-------------------------------------------------------------------------------

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   26%
AA                                                                           26%
A                                                                            27%
BBB                                                                          14%
N/R                                                                           7%

                                   [BAR CHART]

2008-2009 Monthly Tax-Free Dividends Per Common Share

                       Feb                         $ 0.057
                       Mar                           0.057
                       Apr                           0.057
                       May                           0.057
                       Jun                           0.057
                       Jul                           0.057
                       Aug                           0.057
                       Sep                           0.058
                       Oct                           0.058
                       Nov                           0.058
                       Dec                           0.058
                       Jan                           0.058

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

                       2/01/08                     $ 13.49
                                                     13.52
                                                     12.94
                                                      12.8
                                                     12.82
                                                     12.75
                                                      12.7
                                                        13
                                                     13.07
                                                      13.9
                                                     13.55
                                                     13.75
                                                     13.25
                                                     13.15
                                                     13.13
                                                     13.06
                                                      13.2
                                                     13.32
                                                      13.4
                                                     13.32
                                                    13.047
                                                     13.21
                                                     13.25
                                                     13.15
                                                     13.08
                                                     13.03
                                                     12.71
                                                     13.08
                                                     12.72
                                                     12.64
                                                     12.38
                                                     12.84
                                                    13.019
                                                   12.4801
                                                      11.4
                                                      11.5
                                                      10.8
                                                      8.03
                                                       9.4
                                                     11.13
                                                      9.97
                                                    10.205
                                                   11.0981
                                                      9.61
                                                      9.22
                                                      9.24
                                                      8.63
                                                      9.33
                                                       9.3
                                                      9.44
                                                      10.2
                                                   10.2101
                                                     10.19
                       1/31/09                       10.31

(1) The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of January 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NTX Performance OVERVIEW | Nuveen Texas Quality Income Municipal Fund as of January 31, 2009

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   44%
AA                                                                           32%
A                                                                             9%
BBB                                                                          11%
BB or Lower                                                                   4%

                                   [BAR CHART]

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                       Feb                        $ 0.0545
                       Mar                          0.0545
                       Apr                          0.0545
                       May                          0.0545
                       Jun                          0.0545
                       Jul                          0.0545
                       Aug                          0.0545
                       Sep                          0.0545
                       Oct                          0.0545
                       Nov                          0.0545
                       Dec                          0.0545
                       Jan                          0.0545

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

                       2/01/08                   $   13.66
                                                     13.69
                                                     13.15
                                                     13.01
                                                     12.67
                                                     12.99
                                                     12.93
                                                     12.95
                                                   13.0599
                                                    13.304
                                                     13.25
                                                      13.2
                                                     13.38
                                                     13.42
                                                     13.38
                                                      13.3
                                                     13.42
                                                     13.47
                                                     13.27
                                                     13.06
                                                        13
                                                        13
                                                     13.08
                                                     13.03
                                                    12.969
                                                     12.69
                                                     12.71
                                                      12.5
                                                      12.8
                                                     12.74
                                                    12.672
                                                     12.77
                                                      12.8
                                                      12.6
                                                      12.2
                                                     11.37
                                                     11.54
                                                      8.43
                                                      10.2
                                                   12.3799
                                                     11.57
                                                     11.81
                                                      10.8
                                                     10.06
                                                     10.42
                                                      11.5
                                                     10.89
                                                     10.26
                                                     11.45
                                                     11.94
                                                      12.5
                                                     12.19
                                                     12.41
                       1/31/09                        12.6

FUND SNAPSHOT
-------------------------------------------------------------------------------
Common Share Price                                                   $   12.60
-------------------------------------------------------------------------------
Common Share Net Asset Value                                         $   13.24
-------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -4.83%
-------------------------------------------------------------------------------
Market Yield                                                              5.52%
-------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               7.67%
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                        $ 125,726
-------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                         15.56
-------------------------------------------------------------------------------
Leverage-Adjusted Duration                                               10.90
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
-------------------------------------------------------------------------------
                                                    ON SHARE PRICE      ON NAV
-------------------------------------------------------------------------------
6-Month (Cumulative)                                      4.61%          -2.28%
-------------------------------------------------------------------------------
1-Year                                                   -2.14%          -6.08%
-------------------------------------------------------------------------------
5-Year                                                    2.12%           2.39%
-------------------------------------------------------------------------------
10-Year                                                   4.10%           4.14%
-------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------------------------------------------------
Tax Obligation/General                                                    31.4%
-------------------------------------------------------------------------------
U.S. Guaranteed                                                           14.1%
-------------------------------------------------------------------------------
Health Care                                                               11.0%
-------------------------------------------------------------------------------
Education and Civic Organizations                                         10.8%
-------------------------------------------------------------------------------
Water and Sewer                                                            8.5%
-------------------------------------------------------------------------------
Utilities                                                                  7.0%
-------------------------------------------------------------------------------
Tax Obligation/Limited                                                     5.2%
-------------------------------------------------------------------------------
Other                                                                     12.0%
-------------------------------------------------------------------------------

(1) The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of January 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0511 per share.

NAZ | Nuveen Arizona Premium Income Municipal Fund, Inc.
    | Portfolio of INVESTMENTS January 31, 2009 (Unaudited)

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.1% (0.7% OF TOTAL INVESTMENTS)

$        835   Puerto Rico, The Children's Trust Fund, Tobacco Settlement                5/12 at 100.00          BBB   $    598,904
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 11.2% (7.4% OF TOTAL
               INVESTMENTS)

       2,500   Arizona Higher Education Loan Authority, Student Loan Revenue             3/09 at 100.00          AAA      1,474,557
                  Bonds, Series 2007B, Adjustable Rate, 0.930%, 11/01/41 (4)
       1,000   Arizona State University, System Revenue Bonds, Series 2002,              7/12 at 100.00           AA      1,012,800
                  5.000%, 7/01/25 - FGIC Insured
               Arizona State University, System Revenue Bonds, Series 2005:
       1,455      5.000%, 7/01/20 - AMBAC Insured                                        7/15 at 100.00            A      1,526,528
         750      5.000%, 7/01/21 - AMBAC Insured                                        7/15 at 100.00            A        773,213
       1,500   Tempe Industrial Development Authority, Arizona, Lease Revenue            7/13 at 100.00            A      1,193,670
                  Bonds, Arizona State University Foundation Project,
                  Series 2003, 5.000%, 7/01/34 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       7,205   Total Education and Civic Organizations                                                                    5,980,768
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 21.4% (14.0% OF TOTAL INVESTMENTS)

       1,430   Arizona Health Facilities Authority, Hospital Revenue Bonds,              1/17 at 100.00          AA-      1,315,557
                  Banner Health Systems, Series 2007A, 5.000%, 1/01/25
         885   Arizona Health Facilities Authority, Hospital Revenue Bonds,              1/17 at 100.00          AA-        340,725
                  Banner Health Systems, Series 2007B, 3.411%, 1/02/37
       3,470   Arizona Health Facilities Authority, Hospital Revenue Bonds,              1/18 at 100.00          AA-      3,066,960
                  Banner Health Systems, Series 2008D, 5.500%, 1/01/38
         675   Glendale Industrial Development Authority, Arizona, Revenue              12/15 at 100.00          BBB        416,077
                  Bonds, John C. Lincoln Health Network,
                  Series 2005B, 5.000%, 12/01/37
       1,110   Glendale Industrial Development Authority, Arizona, Revenue              12/17 at 100.00          BBB        666,211
                  Bonds, John C. Lincoln Health Network,
                  Series 2007, 5.000%, 12/01/42
       2,150   Maricopa County Industrial Development Authority, Arizona,                7/14 at 100.00            A      2,022,398
                  Health Facility Revenue Bonds, Catholic Healthcare West,
                  Series 2004A, 5.375%, 7/01/23
       2,800   Maricopa County Industrial Development Authority, Arizona,                7/17 at 100.00            A      2,262,848
                  Health Facility Revenue Bonds, Catholic Healthcare West,
                  Series 2007A, 5.250%, 7/01/32
         515   Puerto Rico Industrial, Tourist, Educational, Medical and                11/10 at 101.00          Aa1        551,235
                  Environmental Control Facilities Financing Authority,
                  Hospital Revenue Bonds, Hospital de la Concepcion,
                  Series 2000A, 6.375%, 11/15/15
       1,055   Winslow Industrial Development Authority, Arizona, Hospital               6/09 at 100.00          N/R        760,666
                  Revenue Bonds, Winslow Memorial Hospital,
                  Series 1998, 5.500%, 6/01/22
------------------------------------------------------------------------------------------------------------------------------------
      14,090   Total Health Care                                                                                         11,402,677
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 7.0% (4.5% OF TOTAL INVESTMENTS)

         915   Phoenix and Pima County Industrial Development Authority,                 7/17 at 103.00          Aaa        886,059
                  Arizona, Single Family Mortgage Revenue Bonds,
                  Series 2007-4, 5.800%, 12/01/39 (Alternative Minimum Tax)
       3,010   Tucson and Pima County Industrial Development Authority,                  6/17 at 101.00          Aaa      2,814,531
                  Arizona, Joint Single Family Mortgage Revenue Bonds,
                  Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,925   Total Housing/Single Family                                                                                3,700,590
------------------------------------------------------------------------------------------------------------------------------------

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 11.6% (7.6% OF TOTAL INVESTMENTS)

$      1,265   Gila County Unified School District 10 Payson, Arizona, School            7/18 at 100.00           A2   $  1,167,013
                  Improvement Bonds, Project 2006,
                  Series 2008B, 3.000%, 7/01/28
       1,200   Maricopa County Unified School District 95 Queen Creek,                   7/18 at 100.00          Aa3      1,207,116
                  Arizona, General Obligation Bonds,
                  Series 2008, 5.000%, 7/01/27 - FSA Insured
       3,530   Pinal County Unified School District 1, Florence, Arizona,                7/18 at 100.00           A-      3,512,844
                  General Obligation Bonds, Series 2008C, 5.250%, 7/01/28
         330   Puerto Rico, General Obligation and Public Improvement Bonds,             7/11 at 100.00         BBB-        290,017
                  Series 2001A, 5.375%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------
       6,325   Total Tax Obligation/General                                                                               6,176,990
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 35.6% (23.3% OF TOTAL INVESTMENTS)

         407   Estrella Mountain Ranch Community Facilities District,                    7/10 at 102.00          N/R        353,345
                  Goodyear, Arizona, Special Assessment Lien Bonds,
                  Series 2001A, 7.875%, 7/01/25
       3,000   Glendale Western Loop 101 Public Facilities Corporation,                  1/14 at 100.00           AA      3,067,170
                  Arizona, Third Lien Excise Tax Revenue Bonds,
                  Series 2008B, 6.250%, 7/01/38
       1,280   Greater Arizona Development Authority, Infrastructure Revenue             8/16 at 100.00           AA      1,323,251
                  Bonds, Series 2006-1, 5.000%, 8/01/22 - MBIA Insured
         740   Greater Arizona Development Authority, Infrastructure Revenue             8/16 at 100.00           AA        756,717
                  Bonds, Series 2006A, 5.000%, 8/01/23 - MBIA Insured
         575   Marana Municipal Property Corporation, Arizona, Revenue Bonds,            7/13 at 100.00           AA        576,334
                  Series 2003, 5.000%, 7/01/28 - AMBAC Insured
       1,069   Marana, Arizona, Tangerine Farms Road Improvement District                7/16 at 100.00         Baa1        765,212
                  Revenue Bonds, Series 2006, 4.600%, 1/01/26
       3,400   Maricopa County Stadium District, Arizona, Revenue Refunding              6/12 at 100.00         Baa1      3,618,752
                  Bonds, Series 2002, 5.375%, 6/01/18 - AMBAC Insured
       3,400   Mesa, Arizona, Street and Highway User Tax Revenue Bonds,                 7/15 at 100.00          AAA      3,497,580
                  Series 2005, 5.000%, 7/01/24 - FSA Insured
       1,140   Pinetop Fire District of Navajo County, Arizona, Certificates             6/16 at 102.00         Baa2      1,060,804
                  of Participation, Series 2008, 7.750%, 6/15/29
       1,200   Prescott Valley Municipal Property Corporation, Arizona,                  1/13 at 100.00          AA-      1,173,552
                  Municipal Facilities Revenue Bonds,
                  Series 2003, 5.000%, 1/01/27 - FGIC Insured
         265   Puerto Rico Public Buildings Authority, Guaranteed Government             7/12 at 100.00         BBB-        233,836
                  Facilities Revenue Refunding Bonds,
                  Series 2002D, 5.125%, 7/01/24
       1,610   San Luis Civic Improvement Corporation, Arizona, Municipal                7/15 at 100.00           A-      1,494,016
                  Facilities Excise Tax Revenue Bonds,
                  Series 2005, 5.000%, 7/01/25 - SYNCORA GTY Insured
         500   Tucson, Arizona, Certificates of Participation, Series 2000,              7/09 at 100.00           AA        506,770
                  5.700%, 7/01/20 - MBIA Insured
         645   Vistancia Community Facilities District, Arizona, Restricted              7/15 at 100.00         Baa1        531,164
                  General Obligation Bonds, Series 2005, 5.750%, 7/15/24
------------------------------------------------------------------------------------------------------------------------------------
      19,231   Total Tax Obligation/Limited                                                                              18,958,503
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 27.0% (17.6% OF TOTAL INVESTMENTS) (5)

         800   Arizona Health Facilities Authority, Hospital Revenue Bonds,              7/10 at 101.00        A (5)        865,904
                  Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20
                  (Pre-refunded 7/01/10)
       1,000   Arizona Health Facilities Authority, Hospital System Revenue             12/10 at 102.00      BBB (5)      1,120,060
                  Bonds, John C. Lincoln Health Network,
                  Series 2000, 7.000%, 12/01/25 (Pre-refunded 12/01/10)
       1,250   Glendale Industrial Development Authority, Arizona, Revenue               5/11 at 101.00          AAA      1,388,550
                  Bonds, Midwestern University,
                  Series 2001A, 5.875%, 5/15/31 (Pre-refunded 5/15/11)
       1,250   Maricopa County Industrial Development Authority, Arizona,                  No Opt. Call       AA (5)      1,596,988
                  Hospital Revenue Refunding Bonds, Samaritan Health
                  Services, Series 1990A, 7.000%, 12/01/16 - MBIA Insured (ETM)

    | Portfolio of INVESTMENTS January 31, 2009 (Unaudited)

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (5) (continued)

$        385   Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health              4/15 at 100.00      BBB (5)   $    453,669
                   Corporation, Series 2005, 5.000%, 4/01/16
                   (Pre-refunded 4/01/15)
       3,000   Mesa Industrial Development Authority, Arizona, Revenue Bonds,            1/10 at 101.00       AA (5)      3,163,650
                  Discovery Health System, Series 1999A, 5.750%, 1/01/25
                  (Pre-refunded 1/01/10) - MBIA Insured
       2,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien               7/10 at 101.00      AA+ (5)      2,167,300
                  Wastewater System Revenue Bonds, Series 2000, 6.000%, 7/01/24
                  (Pre-refunded 7/01/10) - FGIC Insured
       1,000   Puerto Rico Highway and Transportation Authority, Highway                 7/10 at 101.00     BBB+ (5)      1,081,440
                  Revenue Bonds, Series 2000B, 6.500%, 7/01/27
                  (Pre-refunded 7/01/10)
         735   Puerto Rico Public Buildings Authority, Guaranteed Government             7/12 at 100.00     Baa3 (5)        811,947
                  Facilities Revenue Refunding Bonds,
                  Series 2002D, 5.125%, 7/01/24 (Pre-refunded 7/01/12)
       1,500   Scottsdale Industrial Development Authority, Arizona, Hospital           12/11 at 101.00      N/R (5)      1,692,105
                  Revenue Bonds, Scottsdale Healthcare,
                  Series 2001, 5.800%, 12/01/31 (Pre-refunded 12/01/11)
------------------------------------------------------------------------------------------------------------------------------------
      12,920   Total U.S. Guaranteed                                                                                     14,341,613
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 19.5% (12.8% OF TOTAL INVESTMENTS)

       1,000   Arizona Power Authority, Special Obligation Power Resource                  No Opt. Call           AA      1,172,960
                  Revenue Refunding Crossover Bonds, Hoover Project,
                  Series 2001, 5.250%, 10/01/15
         215   Pima County Industrial Development Authority, Arizona, Lease              7/09 at 100.00          Aa3        216,544
                  Obligation Revenue Refunding Bonds, Tucson Electric Power
                  Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured
       2,170   Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/15 at 100.00           A3      1,802,901
                  Series 2005RR, 5.000%, 7/01/27 - SYNCORA GTY Insured
         530   Salt River Project Agricultural Improvement and Power District,           1/13 at 100.00          Aa1        549,228
                  Arizona, Electric System Revenue Bonds,
                  Series 2002B, 5.000%, 1/01/22
       1,000   Salt River Project Agricultural Improvement and Power District,           1/12 at 101.00          Aa1      1,014,300
                  Arizona, Electric System Revenue Refunding Bonds,
                  Series 2002A, 5.125%, 1/01/27
               Salt Verde Financial Corporation, Arizona, Senior Gas
               Revenue Bonds, Series 2007:
       4,500      5.500%, 12/01/29                                                         No Opt. Call            A      3,331,170
       3,500      5.000%, 12/01/37                                                         No Opt. Call            A      2,284,765
------------------------------------------------------------------------------------------------------------------------------------
      12,915   Total Utilities                                                                                           10,371,868
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 18.5% (12.1% OF TOTAL INVESTMENTS)

       1,005   Cottonwood, Arizona, Senior Lien Water System Revenue Bonds,              7/14 at 100.00          BBB        952,167
                  Municipal Property Corporation,
                  Series 2004, 5.000%, 7/01/24 - SYNCORA GTY Insured
       3,500   Glendale, Arizona, Water and Sewer Revenue Bonds, Subordinate             7/13 at 100.00           AA      3,373,475
                  Lien, Series 2003, 5.000%, 7/01/28 - AMBAC Insured
         600   Oro Valley Municipal Property Corporation, Arizona, Senior Lien           7/13 at 100.00           AA        609,954
                  Water Revenue Bonds,
                  Series 2003, 5.000%, 7/01/23 - MBIA Insured
       1,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien               7/14 at 100.00          AA+      1,023,290
                  Wastewater System Revenue Bonds,
                  Series 2004, 5.000%, 7/01/24 - MBIA Insured
       1,500   Phoenix Civic Improvement Corporation, Arizona, Junior Lien               7/12 at 100.00          AAA      1,472,580
                  Water System Revenue Bonds,
                  Series 2002, 5.000%, 7/01/26 - FGIC Insured
       1,250   Phoenix Civic Improvement Corporation, Arizona, Junior Lien                 No Opt. Call          AAA      1,432,075
                  Water System Revenue Refunding Bonds,
                  Series 2001, 5.500%, 7/01/21 - FGIC Insured

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

               Surprise Municipal Property Corporation, Arizona, Wastewater
               System Revenue Bonds, Series 2007:
$        600      4.700%, 4/01/22                                                        4/14 at 100.00          N/R   $    471,306
         695      4.900%, 4/01/32                                                        4/17 at 100.00          N/R        484,665
------------------------------------------------------------------------------------------------------------------------------------
      10,150   Total Water and Sewer                                                                                      9,819,512
------------------------------------------------------------------------------------------------------------------------------------
$     87,596   Total Investments (cost $85,098,964) - 152.9%                                                             81,351,425
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.5%                                                                       1,866,549
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (56.4)% (6)                                                     (30,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                           $ 53,217,974
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of January 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.9%.

N/R   Not rated.

(ETM) Escrowed to maturity.

                                 See accompanying notes to financial statements.

NFZ | Nuveen Arizona Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS January 31, 2009 (Unaudited)

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 7.3% (5.0% OF TOTAL
               INVESTMENTS)

$        280   Arizona Higher Education Loan Authority, Student Loan Revenue             3/09 at 100.00          AAA   $    165,150
                  Bonds, Series 2007B, Adjustable Rate, 0.930%, 11/01/41 (4)
       1,000   Puerto Rico Industrial, Tourist, Educational, Medical and                 2/09 at 101.00         BBB-        693,500
                  Environmental Control Facilities Financing Authority,
                  Higher Education Revenue Bonds, Ana G.  Mendez University
                  System, Series 1999, 5.375%, 2/01/29
         300   Puerto Rico Industrial, Tourist, Educational, Medical and                 9/11 at 100.00          BBB        260,727
                  Environmental Control Facilities Financing Authority, Higher
                  Education Revenue Bonds, University of the Sacred Heart,
                  Series 2001, 5.250%, 9/01/21
         305   Tucson Industrial Development Authority, Arizona, Charter School          9/14 at 100.00         BBB-        217,206
                  Revenue Bonds, Arizona Agribusiness and Equine Center
                  Charter School, Series 2004A, 6.125%, 9/01/34
------------------------------------------------------------------------------------------------------------------------------------
       1,885   Total Education and Civic Organizations                                                                    1,336,583
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 17.5% (12.2% OF TOTAL INVESTMENTS)

         565   Arizona Health Facilities Authority, Hospital Revenue Bonds,              1/17 at 100.00          AA-        519,783
                  Banner Health Systems, Series 2007A, 5.000%, 1/01/25
         325   Arizona Health Facilities Authority, Hospital Revenue Bonds,              1/17 at 100.00          AA-        125,125
                  Banner Health Systems, Series 2007B, 3.411%, 1/02/37
         720   Arizona Health Facilities Authority, Hospital Revenue Bonds,              1/18 at 100.00          AA-        636,372
                  Banner Health Systems, Series 2008D, 5.500%, 1/01/38
          10   California Health Facilities Financing Authority, Health                  3/13 at 100.00            A          8,474
                  Facility Revenue Bonds, Adventist Health System/West,
                  Series 2003A, 5.000%, 3/01/28
         250   Glendale Industrial Development Authority, Arizona, Revenue              12/15 at 100.00          BBB        154,103
                  Bonds, John C. Lincoln Health Network,
                  Series 2005B, 5.000%, 12/01/37
         415   Glendale Industrial Development Authority, Arizona, Revenue              12/17 at 100.00          BBB        249,079
                  Bonds, John C. Lincoln Health Network,
                  Series 2007, 5.000%, 12/01/42
         750   Maricopa County Industrial Development Authority, Arizona,                7/14 at 100.00            A        705,488
                  Health Facility Revenue Bonds, Catholic Healthcare West,
                  Series 2004A, 5.375%, 7/01/23
       1,025   Maricopa County Industrial Development Authority, Arizona,                7/17 at 100.00            A        828,364
                  Health Facility Revenue Bonds, Catholic Healthcare West,
                  Series 2007A, 5.250%, 7/01/32
------------------------------------------------------------------------------------------------------------------------------------
       4,060   Total Health Care                                                                                          3,226,788
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 3.2% (2.3% OF TOTAL INVESTMENTS)

       1,000   Maricopa County Industrial Development Authority, Arizona,                7/09 at 102.00         Baa1        596,970
                  Multifamily Housing Revenue Bonds, Whispering Palms Apartments,
                  Series 1999A, 5.900%, 7/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 5.5% (3.8% OF TOTAL INVESTMENTS)

       1,085   Tucson and Pima County Industrial Development Authority,                  6/17 at 101.00          Aaa      1,014,540
                  Arizona, Joint Single Family Mortgage Revenue Bonds, Series
                  2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 13.4% (9.3% OF TOTAL INVESTMENTS)

       1,000   Maricopa County Unified School District 11, Peoria, Arizona,              7/15 at 100.00           AA      1,072,760
                  General Obligation Bonds, Second
                  Series 2005, 5.000%, 7/01/20 - FGIC Insured
       1,340   Yuma & La Paz Counties Community College District, Arizona,               7/16 at 100.00           AA      1,404,199
                  General Obligation Bonds,
                  Series 2006, 5.000%, 7/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

       2,340   Total Tax Obligation/General                                                                               2,476,959
------------------------------------------------------------------------------------------------------------------------------------

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 43.2% (30.0% OF TOTAL INVESTMENTS)

$      1,220   Arizona Tourism and Sports Authority, Tax Revenue Bonds,                  7/13 at 100.00           A2   $  1,122,742
                  Multipurpose Stadium Facility Project,
                  Series 2003A, 5.000%, 7/01/31 - MBIA Insured
          94   Centerra Community Facilities District, Goodyear, Arizona,                7/15 at 100.00          N/R         55,989
                  General Obligation Bonds, Series 2005, 5.500%, 7/15/29
         208   Estrella Mountain Ranch Community Facilities District, Arizona,           1/17 at 100.00          N/R        127,390
                  Special Assessment Bonds, Montecito Assessment District,
                  Series 2007, 5.700%, 7/01/27
         158   Estrella Mountain Ranch Community Facilities District, Goodyear,          7/10 at 102.00          N/R        137,171
                  Arizona, Special Assessment Lien Bonds,
                  Series 2001A, 7.875%, 7/01/25
       1,000   Greater Arizona Development Authority, Infrastructure Revenue             8/16 at 100.00           AA      1,033,790
                  Bonds, Series 2006-1, 5.000%, 8/01/22 - MBIA Insured
         275   Greater Arizona Development Authority, Infrastructure Revenue             8/16 at 100.00           AA        281,212
                  Bonds, Series 2006A, 5.000%, 8/01/23 - MBIA Insured
       1,180   Marana Municipal Property Corporation, Arizona, Revenue Bonds,            7/13 at 100.00           AA      1,199,576
                  Series 2003, 5.000%, 7/01/23 - AMBAC Insured
         400   Marana, Arizona, Tangerine Farms Road Improvement District                7/16 at 100.00         Baa1        286,328
                  Revenue Bonds, Series 2006, 4.600%, 1/01/26
         150   Marley Park Community Facilities District, City of Surprise,              7/17 at 100.00          N/R         93,947
                  Arizona, Limited Tax General Obligation Bonds,
                  Series 2007, 6.100%, 7/15/32
         255   Merrill Ranch Community Facilities District 1, Florence,                  7/18 at 100.00          N/R        187,744
                  Arizona, General Obligation Bonds,
                  Series 2008A, 7.400%, 7/15/33
         330   Palm Valley Community Facility District 3, Goodyear, Arizona,             7/16 at 100.00          N/R        181,995
                  General Obligation Bonds, Series 2006, 5.300%, 7/15/31
         225   Palm Valley Community Facility District 3, Goodyear, Arizona,             7/17 at 100.00          N/R        132,449
                  Limited Tax General Obligation Bonds,
                  Series 2007, 5.800%, 7/15/32
         100   Parkway Community Facilities District 1, Prescott Valley,                 7/16 at 100.00          N/R         56,118
                  Arizona, General Obligation Bonds,
                  Series 2006, 5.350%, 7/15/31
         900   Phoenix Industrial Development Authority, Arizona, Government             3/12 at 100.00           A1        960,390
                  Bonds, Capitol Mall LLC II,
                  Series 2001, 5.250%, 9/15/16 - AMBAC Insured
         680   Pinal County Industrial Development Authority, Arizona,                     No Opt. Call         BBB-        590,512
                  Correctional Facilities Contract Revenue Bonds, Florence
                  West Prison LLC, Series 2002A, 5.000%, 10/01/18 - ACA Insured
         600   San Luis Civic Improvement Corporation, Arizona, Municipal                7/15 at 100.00           A-        556,776
                  Facilities Excise Tax Revenue Bonds,
                  Series 2005, 5.000%, 7/01/25 - SYNCORA GTY Insured
         350   Tartesso West Community Facility District, Buckeye, Arizona,              7/17 at 100.00          N/R        209,048
                  Limited Tax General Obligation Bonds,
                  Series 2007, 5.900%, 7/15/32
         500   Vistancia Community Facilities District, Arizona, Restricted              7/15 at 100.00         Baa1        411,755
                  General Obligation Bonds, Series 2005, 5.750%, 7/15/24
         355   Watson Road Community Facilities District, Arizona, Special               7/16 at 100.00          N/R        215,052
                  Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30
         225   Westpark Community Facilities District, Buckeye, Arizona,                 7/16 at 100.00          N/R        125,555
                  General Obligation Tax Increment Bonds
                  Series 2006, 5.250%, 7/15/31
------------------------------------------------------------------------------------------------------------------------------------
       9,205   Total Tax Obligation/Limited                                                                               7,965,539
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 10.7% (7.4% OF TOTAL INVESTMENTS) (5)

         365   Arizona Health Facilities Authority, Hospital Revenue Bonds,              7/10 at 101.00        A (5)        395,069
                  Catholic Healthcare West,
                  Series 1999A, 6.625%, 7/01/20 (Pre-refunded 7/01/10)
         240   Maricopa County Union High School District 210 Phoenix, Arizona,          7/16 at 100.00       AA (5)        287,674
                  General Obligation Bonds, Series 2006C, 5.000%, 7/01/24
                  (Pre-refunded 7/01/16) - MBIA Insured
         140   Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health              4/15 at 100.00      BBB (5)        164,970
                  Corporation, Series 2005, 5.000%, 4/01/16
                  (Pre-refunded 4/01/15)

    | Portfolio of INVESTMENTS January 31, 2009 (Unaudited)

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (5) (continued)

$      1,000   Scottsdale Industrial Development Authority, Arizona, Hospital           12/11 at 101.00      N/R (5)   $  1,128,070
                  Revenue Bonds, Scottsdale Healthcare, Series 2001, 5.800%,
                  12/01/31 (Pre-refunded 12/01/11)
------------------------------------------------------------------------------------------------------------------------------------
       1,745   Total U.S. Guaranteed                                                                                      1,975,783
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 28.7% (19.9% OF TOTAL INVESTMENTS)

       1,500   Arizona Power Authority, Special Obligation Power Resource                  No Opt. Call           AA      1,769,066
                  Revenue Refunding Crossover Bonds, Hoover Project,
                  Series 2001, 5.250%, 10/01/17
       1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds, Series               No Opt. Call           AA      1,163,860
                  2002, 5.250%, 7/01/17 - FGIC Insured
       1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/15 at 100.00           A3        839,390
                  Series 2005RR, 5.000%, 7/01/26 - SYNCORA GTY Insured
         200   Salt River Project Agricultural Improvement and Power District,           1/13 at 100.00          Aa1        207,256
                  Arizona, Electric System Revenue Bonds,
                  Series 2002B, 5.000%, 1/01/22
         235   Salt River Project Agricultural Improvement and Power District,           7/09 at 100.50          Aa1        236,645
                  Arizona, Electric System Revenue Refunding Bonds,
                  Series 1997A, 5.000%, 1/01/20
       1,000   Salt River Project Agricultural Improvement and Power District,           1/12 at 101.00          Aa1      1,073,040
                  Arizona, Electric System Revenue Refunding Bonds,
                  Series 2002A, 5.250%, 1/01/18
------------------------------------------------------------------------------------------------------------------------------------
       4,935   Total Utilities                                                                                            5,289,257
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 11.8% (8.2% OF TOTAL INVESTMENTS)

         225   Oro Valley Municipal Property Corporation, Arizona, Senior Lien           7/13 at 100.00           AA        228,733
                  Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                  MBIA Insured
       1,500   Phoenix Civic Improvement Corporation, Arizona, Junior Lien               7/12 at 100.00          AAA      1,472,580
                  Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26 -
                  FGIC Insured
               Surprise Municipal Property Corporation, Arizona, Wastewater
               System Revenue Bonds, Series 2007:
         225      4.700%, 4/01/22                                                        4/14 at 100.00          N/R        176,740
         260      4.900%, 4/01/32                                                        4/17 at 100.00          N/R        181,314
         175   Yuma County Industrial Development Authority, Arizona, Exempt            12/17 at 100.00          N/R        118,346
                  Revenue Bonds, Far West Water & Sewer Inc. Refunding,
                  Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,385   Total Water and Sewer                                                                                      2,177,713
------------------------------------------------------------------------------------------------------------------------------------
$     28,640   Total Long-Term Investments (cost $28,773,400) - 141.3%                                                   26,060,132
============------------------------------------------------------------------------------------------------------------------------

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 2.7% (1.9% OF TOTAL INVESTMENTS)

$        500   The Industrial Development Authority of the County of Apache,                                    A-1+   $    500,000
                  Arizona, Industrial Development Revenue Bonds, 1985
                  Series A, Tucson Electric Power Company Springville
                  Project, Variable Rate Demand Obligations, 0.450%,
                  12/01/20 (6)
============------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (cost $500,000)                                                                 500,000
               ---------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $29,273,400) -- 144.0%                                                            26,560,132
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 13.5%                                                                      2,488,089
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (57.5)% (7)                                                     (10,600,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                           $ 18,448,221
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of January 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 39.9%.

N/R   Not rated.

                                 See accompanying notes to financial statements.

NKR |  Nuveen Arizona Dividend Advantage Municipal Fund 2
    |  Portfolio of INVESTMENTS January 31, 2009 (Unaudited)

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 5.7% (3.7% OF TOTAL
               INVESTMENTS)

$      1,130   Arizona Higher Education Loan Authority, Student Loan Revenue             3/09 at 100.00          AAA   $    666,500
                  Bonds, Series 2007B, Adjustable Rate, 0.930%, 11/01/41 (4)
         460   Pima County Industrial Development Authority, Arizona, Charter           12/14 at 100.00         BBB-        361,914
                  School Revenue Bonds, Noah Webster Basic Schools Inc.,
                  Series 2004, 6.000%, 12/15/24
         320   Puerto Rico Industrial, Tourist, Educational, Medical and                 2/09 at 101.00         BBB-        269,645
                  Environmental Control Facilities Financing Authority,
                  Higher Education Revenue Bonds, Ana G. Mendez University
                  System, Series 1999, 5.375%, 2/01/19
         480   Tucson Industrial Development Authority, Arizona, Charter School          9/14 at 100.00         BBB-        341,832
                  Revenue Bonds, Arizona Agribusiness and Equine Center Charter
                  School, Series 2004A, 6.125%, 9/01/34
               University of Arizona, Certificates of Participation,
               Series 2002A:
          65      5.500%, 6/01/18 - AMBAC Insured                                        6/12 at 100.00          AA-         69,969
          40      5.125%, 6/01/22 - AMBAC Insured                                        6/12 at 100.00          AAA         41,106
------------------------------------------------------------------------------------------------------------------------------------
       2,495   Total Education and Civic Organizations                                                                    1,750,966
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 22.9% (15.1% OF TOTAL INVESTMENTS)

         845   Arizona Health Facilities Authority, Hospital Revenue Bonds,              1/17 at 100.00          AA-        777,375
                  Banner Health Systems, Series 2007A, 5.000%, 1/01/25
         520   Arizona Health Facilities Authority, Hospital Revenue Bonds,              1/17 at 100.00          AA-        200,200
                  Banner Health Systems, Series 2007B, 3.411%, 1/02/37
       1,150   Arizona Health Facilities Authority, Hospital Revenue Bonds,              1/18 at 100.00          AA-      1,016,428
                  Banner Health Systems, Series 2008D, 5.500%, 1/01/38
         600   Arizona Health Facilities Authority, Revenue Bonds, Blood                 4/14 at 100.00            A        597,420
                  Systems Inc., Series 2004, 5.000%, 4/01/20
         400   Glendale Industrial Development Authority, Arizona, Revenue              12/15 at 100.00          BBB        246,564
                  Bonds, John C. Lincoln Health Network,
                  Series 2005B, 5.000%, 12/01/37
         655   Glendale Industrial Development Authority, Arizona, Revenue              12/17 at 100.00          BBB        393,124
                  Bonds, John C. Lincoln Health Network,
                  Series 2007, 5.000%, 12/01/42
       1,375   Maricopa County Industrial Development Authority, Arizona,                7/14 at 100.00            A      1,293,394
                  Health Facility Revenue Bonds, Catholic Healthcare West,
                  Series 2004A, 5.375%, 7/01/23
       1,650   Maricopa County Industrial Development Authority, Arizona,                7/17 at 100.00            A      1,333,464
                  Health Facility Revenue Bonds, Catholic Healthcare West,
                  Series 2007A, 5.250%, 7/01/32
         500   Maricopa County Industrial Development Authority, Arizona,                5/09 at 100.50           AA        452,960
                  Hospital Revenue Bonds, Mayo Clinic Hospital,
                  Series 1998, 5.250%, 11/15/37
       1,000   Yavapai County Industrial Development Authority, Arizona,                 8/13 at 100.00         Baa2        761,930
                  Hospital Revenue Bonds, Yavapai Regional Medical Center,
                  Series 2003A, 6.000%, 8/01/33
------------------------------------------------------------------------------------------------------------------------------------
       8,695   Total Health Care                                                                                          7,072,859
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 8.0% (5.3% OF TOTAL INVESTMENTS)

       1,000   Maricopa County Industrial Development Authority, Arizona, GNMA          10/11 at 105.00          AAA      1,020,300
                  Collateralized Multifamily Housing Revenue Refunding Bonds,
                  Pine Ridge, Cambridge Court, Cove on 44th and Fountain Place
                  Apartments, Series 2001A-1, 6.000%, 10/20/31
       1,425   Phoenix Industrial Development Authority, Arizona, GNMA                   7/12 at 105.00          AAA      1,443,497
                  Collateralized Multifamily Housing Revenue Bonds,
                  Summit Apartments, Series 2002, 6.450%, 7/20/32
------------------------------------------------------------------------------------------------------------------------------------
       2,425   Total Housing/Multifamily                                                                                  2,463,797
------------------------------------------------------------------------------------------------------------------------------------

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 5.4% (3.5% OF TOTAL INVESTMENTS)

$      1,775   Tucson and Pima County Industrial Development Authority,                  6/17 at 101.00          Aaa   $  1,659,732
                  Arizona, Joint Single Family Mortgage Revenue Bonds,
                  Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 22.5% (14.9% OF TOTAL INVESTMENTS)

       1,000   Maricopa County School District 6, Arizona, General Obligation              No Opt. Call          AAA      1,175,800
                  Refunding Bonds, Washington Elementary School,
                  Series 2002A, 5.375%, 7/01/16 - FSA Insured
       1,165   Maricopa County Unified School District 69, Paradise Valley,                No Opt. Call           AA      1,320,096
                  Arizona, General Obligation Refunding Bonds,
                  Series 2002A, 5.250%, 7/01/14 - FGIC Insured
       1,405   Mesa, Arizona, General Obligation Bonds, Series 2002, 5.375%,               No Opt. Call           AA      1,649,990
                  7/01/15 - FGIC Insured
               Phoenix, Arizona, Various Purpose General Obligation Bonds,
               Series 2002B:
       1,700      5.000%, 7/01/22                                                        7/12 at 100.00          AAA      1,777,554
         500      5.000%, 7/01/27                                                        7/12 at 100.00          AAA        507,825
         510   Scottsdale, Arizona, General Obligation Bonds, Series 2002,               7/11 at 100.00          AAA        520,572
                  5.000%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
       6,280   Total Tax Obligation/General                                                                               6,951,837
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 44.9% (29.6% OF TOTAL INVESTMENTS)

               Arizona State, Certificates of Participation, Series 2002A:
         750      5.000%, 11/01/17 - MBIA Insured                                        5/12 at 100.00           AA        790,170
       1,000      5.000%, 11/01/18 - MBIA Insured                                        5/12 at 100.00           AA      1,046,250
         500      5.000%, 11/01/20 - MBIA Insured                                        5/12 at 100.00           AA        515,155
         131   Centerra Community Facilities District, Goodyear, Arizona,                7/15 at 100.00          N/R         78,028
                  General Obligation Bonds, Series 2005, 5.500%, 7/15/29
         345   Estrella Mountain Ranch Community Facilities District, Arizona,           1/17 at 100.00          N/R        199,310
                  Special Assessment Bonds, Montecito Assessment District,
                  Series 2007, 5.800%, 7/01/32
         250   Estrella Mountain Ranch Community Facilities District, Goodyear,          7/10 at 102.00          N/R        217,043
                  Arizona, Special Assessment Lien Bonds,
                  Series 2001A, 7.875%, 7/01/25
         626   Marana, Arizona, Tangerine Farms Road Improvement District                7/16 at 100.00         Baa1        448,103
                  Revenue Bonds, Series 2006, 4.600%, 1/01/26
               Maricopa County Stadium District, Arizona, Revenue Refunding
               Bonds, Series 2002:
         840      5.375%, 6/01/18 - AMBAC Insured                                        6/12 at 100.00         Baa1        894,046
       2,645      5.375%, 6/01/19 - AMBAC Insured                                        6/12 at 100.00         Baa1      2,815,175
         240   Marley Park Community Facilities District, City of Surprise,              7/17 at 100.00          N/R        150,314
                  Arizona, Limited Tax General Obligation Bonds,
                  Series 2007, 6.100%, 7/15/32
         415   Merrill Ranch Community Facilities District 1, Florence,                  7/18 at 100.00          N/R        305,544
                  Arizona, General Obligation Bonds,
                  Series 2008A, 7.400%, 7/15/33
         530   Palm Valley Community Facility District 3, Goodyear, Arizona,             7/16 at 100.00          N/R        292,295
                  General Obligation Bonds, Series 2006, 5.300%, 7/15/31
         350   Palm Valley Community Facility District 3, Goodyear, Arizona,             7/17 at 100.00          N/R        206,031
                  Limited Tax General Obligation Bonds,
                  Series 2007, 5.800%, 7/15/32
         140   Parkway Community Facilities District 1, Prescott Valley,                 7/16 at 100.00          N/R         78,565
                  Arizona, General Obligation Bonds, Series 2006,
                  5.350%, 7/15/31
       1,500   Phoenix Industrial Development Authority, Arizona, Government             3/12 at 100.00           A1      1,600,650
                  Bonds, Capitol Mall LLC II, Series 2001, 5.250%, 9/15/16 -
                  AMBAC Insured
       1,070   Pinal County Industrial Development Authority, Arizona,                     No Opt. Call         BBB-        929,188
                  Correctional Facilities Contract Revenue Bonds, Florence
                  West Prison LLC, Series 2002A, 5.000%, 10/01/18 - ACA Insured
         270   Puerto Rico Public Buildings Authority, Guaranteed Government             7/12 at 100.00         BBB-        238,248
                  Facilities Revenue Refunding Bonds, Series 2002D,
                  5.125%, 7/01/24
         960   San Luis Civic Improvement Corporation, Arizona, Municipal                7/15 at 100.00           A-        890,842
                  Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%,
                  7/01/25 - SYNCORA GTY Insured
         555   Tartesso West Community Facility District, Buckeye, Arizona,              7/17 at 100.00          N/R        331,490
                  Limited Tax General Obligation Bonds, Series 2007,
                  5.900%, 7/15/32

    | Portfolio of INVESTMENTS January 31, 2009 (Unaudited)

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$        750   Vistancia Community Facilities District, Arizona, Restricted              7/15 at 100.00         Baa1   $    617,633
                  General Obligation Bonds, Series 2005, 5.750%, 7/15/24
         560   Watson Road Community Facilities District, Arizona, Special               7/16 at 100.00          N/R        339,237
                  Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30
         350   Westpark Community Facilities District, Buckeye, Arizona,                 7/16 at 100.00          N/R        195,307
                  General Obligation Tax Increment Bonds
                  Series 2006, 5.250%, 7/15/31
         640   Yuma Municipal Property Corporation, Arizona, Municipal                   7/10 at 100.00          AA-        654,522
                  Facilities Tax Revenue Bonds, Series 2001, 5.000%,
                  7/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      15,417   Total Tax Obligation/Limited                                                                              13,833,146
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 4.3% (2.8% OF TOTAL INVESTMENTS)

         470   Phoenix Civic Improvement Corporation, Arizona, Senior Lien               7/09 at 100.50          AAA        471,067
                  Airport Revenue Bonds, Series 1998A, 5.000%, 7/01/25 -
                  FSA Insured
       1,000   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien              7/12 at 100.00           AA        866,830
                  Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/27 -
                  FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,470   Total Transportation                                                                                       1,337,897
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 23.5% (15.5% OF TOTAL INVESTMENTS) (5)

         400   Arizona Health Facilities Authority, Hospital Revenue Bonds,              7/10 at 101.00        A (5)        432,952
                  Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20
                  (Pre-refunded 7/01/10)
         735   Arizona Health Facilities Authority, Hospital System Revenue              2/12 at 101.00     Baa3 (5)        839,517
                  Bonds, Phoenix Children's Hospital,
                  Series 2002A, 6.250%, 2/15/21 (Pre-refunded 2/15/12)
         715   Arizona State University, System Revenue Bonds, Series 2002,              7/12 at 100.00          AAA        821,721
                  5.750%, 7/01/27 (Pre-refunded 7/01/12) - FGIC Insured
         100   Maricopa County Unified School District 89, Dysart, Arizona,              7/14 at 100.00          AAA        118,503
                  General Obligation Bonds, Series 2004B, 5.250%, 7/01/20
                  (Pre-refunded 7/01/14) - FSA Insured
         375   Maricopa County Union High School District 210 Phoenix, Arizona,          7/16 at 100.00       AA (5)        449,490
                  General Obligation Bonds, Series 2006C, 5.000%, 7/01/24
                  (Pre-refunded 7/01/16) - MBIA Insured
         225   Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health              4/15 at 100.00      BBB (5)        265,131
                  Corporation, Series 2005, 5.000%, 4/01/16
                  (Pre-refunded 4/01/15)
         730   Puerto Rico Public Buildings Authority, Guaranteed Government             7/12 at 100.00     Baa3 (5)        806,424
                  Facilities Revenue Refunding Bonds,
                  Series 2002D, 5.125%, 7/01/24 (Pre-refunded 7/01/12)
       1,000   Scottsdale Industrial Development Authority, Arizona, Hospital           12/11 at 101.00      N/R (5)      1,128,070
                  Revenue Bonds, Scottsdale Healthcare,
                  Series 2001, 5.800%, 12/01/31 (Pre-refunded 12/01/11)
         990   Scottsdale, Arizona, General Obligation Bonds, Series 2002,               7/11 at 100.00          AAA      1,083,545
                  5.000%, 7/01/24 (Pre-refunded 7/01/11)
               University of Arizona, Certificates of Participation,
               Series 2002A:
         685      5.500%, 6/01/18 (Pre-refunded 6/01/12) - AMBAC Insured                 6/12 at 100.00      AA- (5)        776,817
         460      5.125%, 6/01/22 (Pre-refunded 6/01/12) - AMBAC Insured                 6/12 at 100.00       A1 (5)        516,051
------------------------------------------------------------------------------------------------------------------------------------
       6,415   Total U.S. Guaranteed                                                                                      7,238,221
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 2.1% (1.4% OF TOTAL INVESTMENTS)

       1,000   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue               No Opt. Call            A        652,790
                  Bonds, Series 2007, 5.000%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 12.4% (8.2% OF TOTAL INVESTMENTS)

         500   Maricopa County Industrial Development Authority, Arizona, Water          6/09 at 101.00            A        457,855
                  System Improvement Revenue Bonds, Chaparral City Water
                  Company, Series 1997A, 5.400%, 12/01/22 - AMBAC Insured
                  (Alternative Minimum Tax)
         360   Oro Valley Municipal Property Corporation, Arizona, Senior Lien           7/13 at 100.00           AA        365,972
                  Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                  MBIA Insured

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$      1,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien                 No Opt. Call          AAA   $  1,127,350
                  Water System Revenue Refunding Bonds, Series 2001, 5.500%,
                  7/01/22 - FGIC Insured
               Surprise Municipal Property Corporation, Arizona, Wastewater
               System Revenue Bonds, Series 2007:
         350      4.700%, 4/01/22                                                        4/14 at 100.00          N/R        274,929
         410      4.900%, 4/01/32                                                        4/17 at 100.00          N/R        285,918
       1,000   Tucson, Arizona, Water System Revenue Refunding Bonds, Series             7/12 at 102.00           AA      1,121,190
                  2002, 5.500%, 7/01/18 - FGIC Insured
         275   Yuma County Industrial Development Authority, Arizona, Exempt            12/17 at 100.00          N/R        185,972
                  Revenue Bonds, Far West Water & Sewer Inc. Refunding,
                  Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,895   Total Water and Sewer                                                                                      3,819,186
------------------------------------------------------------------------------------------------------------------------------------
$     49,867   Total Investments (cost $49,950,725) - 151.7%                                                             46,780,431
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 6.6%                                                                       2,031,574
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (58.3)% (6)                                                     (17,975,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                           $ 30,837,005
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of January 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 38.4%.

N/R   Not rated.

                                 See accompanying notes to financial statements.

NXE | Nuveen Arizona Dividend Advantage Municipal Fund 3
    | Portfolio of INVESTMENTS January 31, 2009 (Unaudited)

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.1% (0.7% OF TOTAL INVESTMENTS)

$        530   Puerto Rico, The Children's Trust Fund, Tobacco Settlement                5/12 at 100.00          BBB   $    380,143
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 16.2% (11.0% OF TOTAL INVESTMENTS)

         690   Arizona Higher Education Loan Authority, Student Loan Revenue             3/09 at 100.00          AAA        406,978
                  Bonds, Series 2007B, Adjustable Rate, 0.930%, 11/01/41 (4)
       1,250   Arizona State University, System Revenue Bonds, Series 2005,              7/15 at 100.00            A      1,311,450
                  5.000%, 7/01/20 - AMBAC Insured
       1,130   Energy Management Services LLC, Arizona State University, Energy          7/12 at 100.00           AA      1,205,947
                  Conservation Revenue Bonds, Main Campus Project, Series 2002,
                  5.250%, 7/01/18 - MBIA Insured
         540   Pima County Industrial Development Authority, Arizona, Charter School    12/14 at 100.00         BBB-        424,856
                  Revenue Bonds, Noah Webster Basic Schools Inc.,
                  Series 2004, 6.000%, 12/15/24
         565   Tucson Industrial Development Authority, Arizona, Charter School          9/14 at 100.00         BBB-        402,365
                  Revenue Bonds, Arizona Agribusiness and Equine Center Charter
                  School, Series 2004A, 6.125%, 9/01/34
       2,000   University of Arizona, Certificates of Participation, Series 2002B,       6/12 at 100.00          AA-      2,104,620
                  5.125%, 6/01/20 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,175   Total Education and Civic Organizations                                                                    5,856,216
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 29.3% (19.8% OF TOTAL INVESTMENTS)

       1,015   Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner       1/17 at 100.00          AA-        933,770
                  Health Systems, Series 2007A, 5.000%, 1/01/25
         620   Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner       1/17 at 100.00          AA-        238,700
                  Health Systems, Series2007B, 3.411%, 1/02/37
       2,390   Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner       1/18 at 100.00          AA-      2,112,402
                  Health Systems, Series 2008D, 5.500%, 1/01/38
         625   Arizona Health Facilities Authority, Revenue Bonds, Blood Systems         4/14 at 100.00            A        622,313
                  Inc., Series 2004, 5.000%, 4/01/20
         475   Glendale Industrial Development Authority, Arizona, Revenue Bonds,       12/15 at 100.00          BBB        292,795
                  John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37
         785   Glendale Industrial Development Authority, Arizona, Revenue Bonds,       12/17 at 100.00          BBB        471,149
                  John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42
       1,825   Maricopa County Industrial Development Authority, Arizona, Health         7/14 at 100.00            A      1,716,686
                  Facility Revenue Bonds, Catholic Healthcare West, Series 2004A,
                  5.375%, 7/01/23
       1,985   Maricopa County Industrial Development Authority, Arizona, Health         7/17 at 100.00            A      1,604,198
                  Facility Revenue Bonds, Catholic Healthcare West, Series 2007A,
                  5.250%, 7/01/32
       2,000   Maricopa County Industrial Development Authority, Arizona, Hospital       5/09 at 100.50           AA      1,811,840
                  Revenue Bonds, Mayo Clinic Hospital, Series 1998, 5.250%, 11/15/37
       1,000   Yavapai County Industrial Development Authority, Arizona, Hospital        8/13 at 100.00         Baa2        761,930
                  Revenue Bonds, Yavapai Regional Medical Center, Series 2003A,
                  6.000%, 8/01/33
------------------------------------------------------------------------------------------------------------------------------------
      12,720   Total Health Care                                                                                         10,565,783
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 5.5% (3.7% OF TOTAL INVESTMENTS)

       2,130   Tucson and Pima County Industrial Development Authority, Arizona,         6/17 at 101.00          Aaa      1,991,678
                  Joint Single Family Mortgage Revenue Bonds, Series 2007B, 5.350%,
                  6/01/47 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 2.8% (1.8% OF TOTAL INVESTMENTS)

$      1,000   Pinal County Unified School District 1, Florence, Arizona, General        7/18 at 100.00           A-   $    995,140
                 Obligation Bonds, Series2008C, 5.250%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 30.8% (20.8% OF TOTAL INVESTMENTS)

         150   Centerra Community Facilities District, Goodyear, Arizona, General        7/15 at 100.00          N/R         89,345
                  Obligation Bonds, Series2005, 5.500%, 7/15/29
       2,250   DC Ranch Community Facilities District, Scottsdale, Arizona, General      7/13 at 100.00         Baa1      1,879,538
                  Obligation Bonds, Series2002, 5.000%, 7/15/27 - AMBAC Insured
               Estrella Mountain Ranch Community Facilities District, Arizona,
               Special Assessment Bonds, Montecito Assessment District,
               Series 2007:
         253      5.700%, 7/01/27                                                        1/17 at 100.00          N/R        154,950
         155      5.800%, 7/01/32                                                        1/17 at 100.00          N/R         89,545
         293   Estrella Mountain Ranch Community Facilities District, Goodyear,          7/10 at 102.00          N/R        254,374
                  Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%,
                  7/01/25
         525   Greater Arizona Development Authority, Infrastructure Revenue Bonds,      8/16 at 100.00           AA        536,860
                  Series 2006A, 5.000%,8/01/23 - MBIA Insured
         756   Marana, Arizona, Tangerine Farms Road Improvement District Revenue        7/16 at 100.00         Baa1        541,160
                  Bonds, Series 2006, 4.600%, 1/01/26
         290   Marley Park Community Facilities District, City of Surprise, Arizona,     7/17 at 100.00          N/R        181,630
                  Limited Tax General Obligation Bonds, Series 2007, 6.100%, 7/15/32
         490   Merrill Ranch Community Facilities District 1, Florence, Arizona,         7/18 at 100.00          N/R        360,763
                  General Obligation Bonds, Series 2008A, 7.400%, 7/15/33
       2,000   Mohave County, Arizona, Certificates of Participation, Series 2004,       7/14 at 100.00            A      2,125,659
                  5.250%, 7/01/19 - AMBAC Insured
         640   Palm Valley Community Facility District 3, Goodyear, Arizona, General     7/16 at 100.00          N/R        352,960
                  Obligation Bonds, Series2006, 5.300%, 7/15/31
         425   Palm Valley Community Facility District 3, Goodyear, Arizona, Limited     7/17 at 100.00          N/R        250,181
                  Tax General Obligation Bonds, Series 2007, 5.800%, 7/15/32
         160   Parkway Community Facilities District 1, Prescott Valley, Arizona,        7/16 at 100.00          N/R         89,789
                  General Obligation Bonds, Series 2006, 5.350%, 7/15/31
       1,250   Pinal County Industrial Development Authority, Arizona, Correctional        No Opt. Call         BBB-      1,085,500
                  Facilities Contract Revenue Bonds, Florence West Prison LLC, Series
                  2002A, 5.000%, 10/01/18 - ACA Insured
       1,130   San Luis Civic Improvement Corporation, Arizona, Municipal Facilities     7/15 at 100.00           A-      1,048,595
                  Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 - SYNCORA
                  GTY Insured
         665   Tartesso West Community Facility District, Buckeye, Arizona, Limited      7/17 at 100.00          N/R        397,191
                  Tax General Obligation Bonds, Series 2007, 5.900%, 7/15/32
       1,250   Vistancia Community Facilities District, Arizona, Restricted General      7/15 at 100.00         Baa1      1,029,388
                  Obligation Bonds, Series2005, 5.750%, 7/15/24
         664   Watson Road Community Facilities District, Arizona, Special               7/16 at 100.00          N/R        402,238
                  Assessment Revenue Bonds, Series2005, 6.000%, 7/01/30
         425   Westpark Community Facilities District, Buckeye, Arizona, General         7/16 at 100.00          N/R        237,159
                  Obligation Tax Increment Bonds Series 2006, 5.250%, 7/15/31
------------------------------------------------------------------------------------------------------------------------------------
      13,771   Total Tax Obligation/Limited                                                                              11,106,825
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 15.3% (10.3% OF TOTAL INVESTMENTS)

               Phoenix, Arizona, Civic Improvement Corporation, Senior Lien
               Airport Revenue Bonds, Series 2002B:
       1,000      5.750%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)               7/12 at 100.00           AA      1,027,680
       2,300      5.250%, 7/01/21 - FGIC Insured (Alternative Minimum Tax)               7/12 at 100.00           AA      2,165,702

    | Portfolio of INVESTMENTS January 31, 2009 (Unaudited)

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION (continued)

$      2,450   Tucson Airport Authority Inc., Arizona, Revenue Refunding Bonds,          6/11 at 100.00           A1   $  2,310,570
                  Series 2001B, 5.000%,6/01/20 - AMBAC Insured (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       5,750     Total Transportation                                                                                     5,503,952
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 25.3% (17.1% OF TOTAL INVESTMENTS) (5)

         300   Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic     7/10 at 101.00        A (5)        324,714
                  Healthcare West, Series1999A, 6.625%, 7/01/20
                 (Pre-refunded 7/01/10)
       1,000   Arizona Health Facilities Authority, Hospital System Revenue Bonds,      12/10 at 102.00      BBB (5)      1,117,900
                  John C. Lincoln Health Network, Series 2000, 6.875%, 12/01/20
                 (Pre-refunded 12/01/10)
               Arizona Health Facilities Authority, Hospital System Revenue Bonds,
               Phoenix Children's Hospital, Series 1999A:
         350      6.125%, 11/15/22 (Pre-refunded 11/15/09)                              11/09 at 100.00     Baa3 (5)        363,976
         520      6.250%, 11/15/29 (Pre-refunded 11/15/09)                              11/09 at 100.00     Baa3 (5)        541,273
       1,575   Maricopa County Union High School District 210, Phoenix, Arizona,         7/14 at 100.00          AAA      1,846,105
                  General Obligation Bonds, Series 2004A, 5.000%, 7/01/20
                  (Pre-refunded 7/01/14) - FSA Insured
         270   Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health              4/15 at 100.00      BBB (5)        318,157
                  Corporation, Series 2005, 5.000%,4/01/16 (Pre-refunded 4/01/15)
       1,250   Scottsdale Industrial Development Authority, Arizona, Hospital           12/11 at 101.00      N/R (5)      1,410,088
                  Bonds, Scottsdale Healthcare, Series 2001, 5.800%, 12/01/31
                  Revenue (Pre-refunded 12/01/11)
       2,770   Tempe, Arizona, Excise Tax Revenue Refunding Bonds, Series 2003,          7/13 at 100.00          AAA      3,196,520
                  5.000%, 7/01/22(Pre-refunded 7/01/13)
------------------------------------------------------------------------------------------------------------------------------------
       8,035   Total U.S. Guaranteed                                                                                      9,118,733
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 9.5% (6.4% OF TOTAL INVESTMENTS)

       1,250   Maricopa County Pollution Control Corporation, Arizona, Revenue Bonds,   11/12 at 100.00            A        977,913
                  Arizona Public Service Company - Palo Verde Project, Series 2002A,
                  5.050%, 5/01/29 - AMBAC Insured
       1,660   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series         7/15 at 100.00           A3      1,393,387
                  2005RR, 5.000%, 7/01/26 - SYNCORA GTY Insured
         270   Salt River Project Agricultural Improvement and Power District,           1/13 at 100.00          Aa1        279,796
                  Arizona, Electric System Revenue Bonds,
                  Series 2002B, 5.000%, 1/01/22
       1,165   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds,        No Opt. Call            A        760,500
                  Series 2007 5.000%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
       4,345   Total Utilities                                                                                            3,411,596
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 12.4% (8.4% OF TOTAL INVESTMENTS)

         405   Oro Valley Municipal Property Corporation, Arizona, Senior Lien Water     7/13 at 100.00           AA        411,719
                  Revenue Bonds, Series2003, 5.000%, 7/01/23 - MBIA Insured
       1,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater    7/11 at 100.00          AA+      1,035,540
                  System Revenue Refunding Bonds, Series 2001, 5.125%, 7/01/21 -
                  FGIC Insured
       2,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water         7/12 at 100.00          AAA      2,129,019
                  System Revenue Bonds, Series2002, 5.000%, 7/01/18 - FGIC Insured
               Surprise Municipal Property Corporation, Arizona, Wastewater System
               Revenue Bonds, Series 2007:
         425      4.700%, 4/01/22                                                        4/14 at 100.00          N/R        333,842
         490      4.900%, 4/01/32                                                        4/17 at 100.00          N/R        341,706

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$        330   Yuma County Industrial Development Authority, Arizona, Exempt Revenue    12/17 at 100.00          N/R   $    223,166
                  Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%,
                  12/01/37 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       4,650   Total Water and Sewer                                                                                      4,474,992
------------------------------------------------------------------------------------------------------------------------------------
$     59,106   Total Investments (cost $59,192,220)  148.2%                                                              53,405,058
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 9.3%                                                                       3,362,073
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (57.5)% (6)                                                     (20,725,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                           $ 36,042,131
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of January 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 38.8%.

N/R   Not rated.

                                 See accompanying notes to financial statements.

NTX | Nuveen Texas Quality Income Municipal Fund
    | Portfolio of INVESTMENTS January 31, 2009 (Unaudited)

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.4% (0.9% OF TOTAL INVESTMENTS)

$      2,500   Puerto Rico, The Children's Trust Fund, Tobacco Settlement                5/12 at 100.00          BBB   $  1,793,125
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 16.4% (10.8% OF TOTAL INVESTMENTS)

       1,000   Central Texas Higher Education Authority Inc., Texas, Student Loan        8/12 at 100.00           A3        933,143
                  Revenue Bonds, Auction Rate Coupon, 5.000%, 8/15/23 - MBIA Insured
                  (Alternative Minimum Tax) (4)
               Red River Education Finance Corporation, Texas, Revenue Bonds,
               Hockaday School, Series 2005:
       1,170      5.000%, 5/15/27                                                        5/15 at 100.00           AA      1,125,142
       1,230      5.000%, 5/15/28                                                        5/15 at 100.00           AA      1,167,147
       1,290      5.000%, 5/15/29                                                        5/15 at 100.00           AA      1,207,130

               Texas Public Finance Authority, Revenue Bonds, Texas Southern
               University Financing System, Series 2003:
       1,710      5.000%, 5/01/18 - FGIC Insured                                         5/13 at 100.00          Ba3      1,652,578
       1,795      5.000%, 5/01/19 - FGIC Insured                                         5/13 at 100.00          Ba3      1,701,498
       1,885      5.000%, 5/01/20 - FGIC Insured                                         5/13 at 100.00          Ba3      1,740,911
       1,665   Texas State University System, Financing Revenue Bonds, Series 2004,      9/14 at 100.00          AAA      1,707,208
                  5.000%, 3/15/24 - FSA Insured
       2,000   Texas State University System, Financing Revenue Refunding Bonds,         3/12 at 100.00          AAA      2,082,100
                  Series 2002, 5.000%,3/15/20 - FSA Insured
       2,330   Universal City Education Facilities Corporation, Texas, Revenue           3/11 at 102.00           A-      2,283,563
                  Bonds, Wayland Baptist University Project, Series 2001,
                  5.625%, 3/01/26
       5,000   University of North Texas, Financing System Revenue Bonds, Series         4/12 at 100.00          AAA      5,045,300
                  2001, 5.000%, 4/15/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      21,075   Total Education and Civic Organizations                                                                   20,645,720
------------------------------------------------------------------------------------------------------------------------------------

               ENERGY - 1.5% (1.0% OF TOTAL INVESTMENTS)

       3,000   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue        4/09 at 101.00          BBB      1,889,040
                 Bonds, Valero Energy Corporation Project, Series 1998, 5.600%,
                 4/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 16.7% (11.0% OF TOTAL INVESTMENTS)

       3,270   Abilene Health Facilities Development Corporation, Texas, Hospital        3/09 at 100.00           AA      2,995,647
                  Revenue Refunding and Improvement Bonds, Hendrick Medical Center
                  Project, Series 1995C, 6.150%, 9/01/25 - MBIA Insured
               Brazoria County Health Facilities Development Corporation, Texas,
               Revenue Bonds, Brazosport Memorial Hospital, Series 2004:
       1,745      5.250%, 7/01/20 - RAAI Insured                                         7/14 at 100.00           A3      1,623,496
       1,835      5.250%, 7/01/21 - RAAI Insured                                         7/14 at 100.00           A3      1,671,355
       4,140   Midland County Hospital District, Texas, Hospital Revenue Bonds,            No Opt. Call          BBB      3,652,060
                  Series 1992, 0.000%, 6/01/11
       2,000   North Central Texas Health Facilities Development Corporation,            5/11 at 100.00          Aa2      1,807,980
                  Hospital Revenue Bonds, Baylor Healthcare System, Series 2001A,
                  5.125%, 5/15/29
       2,000   Richardson Hospital Authority, Texas, Revenue Bonds, Richardson          12/13 at 100.00         Baa2      1,622,660
                  Regional Medical Center, Series 2004, 5.875%, 12/01/24
       2,500   Tarrant County Cultural & Educational Facilities Financing               11/17 at 100.00          AA-      1,982,200
                  Corporation, Texas, Revenue Bonds, Tarrant County Health Resources,
                  Series 2007B, 5.000%, 11/15/42

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$      2,000   Tarrant County Cultural Education Facilities Finance Corporation,         1/19 at 100.00          AAA   $  2,098,200
                  Texas, Revenue Refunding Bonds, Christus Health, Series 2008,
                  6.500%, 7/01/37
       2,000   Tom Green County Health Facilities Development Corporation, Texas,        5/11 at 101.00         Baa3      1,892,100
                  Hospital Revenue Bonds, Shannon Health System Project, Series 2001,
                  6.750%, 5/15/21
         700   Tyler Health Facilities Development Corporation, Texas, Hospital          7/17 at 100.00         Baa1        412,699
                  Revenue Bonds, Mother Frances Hospital Regional Healthcare Center,
                  Series 2007B, 5.000%, 7/01/37
       2,000   Tyler Health Facilities Development Corporation, Texas, Hospital          7/17 at 100.00         Baa1      1,225,940
                  Revenue Bonds, Mother Frances Hospital Regional Healthcare Center,
                  Series 2007, 5.000%, 7/01/33
------------------------------------------------------------------------------------------------------------------------------------
      24,190   Total Health Care                                                                                         20,984,337
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 1.4% (0.9% OF TOTAL INVESTMENTS)

               Bexar County Housing Finance Corporation, Texas, Insured Multifamily
               Housing Revenue Bonds, Waters at Northern Hills Apartments Project,
               Series 2001A:
       2,000      6.000%, 8/01/31 - MBIA Insured                                         8/11 at 102.00         Baa1      1,280,260
         750      6.050%, 8/01/36 - MBIA Insured                                         8/11 at 102.00         Baa1        468,330
------------------------------------------------------------------------------------------------------------------------------------
       2,750   Total Housing/Multifamily                                                                                  1,748,590
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 3.5% (2.3% OF TOTAL INVESTMENTS)

       1,770   El Paso Housing Finance Corporation, Texas, GNMA Collateralized Single    4/11 at 106.75          AAA      1,811,657
                  Family Mortgage Revenue Bonds, Series 2001A-3, 6.180%, 4/01/33
          40   Galveston Property Finance Authority Inc., Texas, Single Family           3/09 at 100.00         Caa1         38,541
                  Mortgage Revenue Bonds, Series1991A, 8.500%, 9/01/11
       2,805   Texas Department of Housing and Community Affairs, Single Family          3/12 at 100.00          AAA      2,579,590
                  Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 - MBIA Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       4,615   Total Housing/Single Family                                                                                4,429,788
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 0.8% (0.5% OF TOTAL INVESTMENTS)

               Bexar County, Texas, Health Facilities Development Corporation Revenue
               Bonds, Army Retirement Residence, Series 2007:
       1,000      5.000%, 7/01/27                                                        7/17 at 100.00          BBB        650,180
         600      5.000%, 7/01/37                                                        7/17 at 100.00          BBB        345,954
------------------------------------------------------------------------------------------------------------------------------------
       1,600   Total Long-Term Care                                                                                         996,134
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 4.0% (2.6% OF TOTAL INVESTMENTS)

       3,000   Cass County Industrial Development Corporation, Texas, Environmental      3/10 at 101.00          BBB      2,232,750
                  Improvement Revenue Bonds, International Paper Company,
                  Series 2000A, 6.600%, 3/15/24 (Alternative Minimum Tax)
       3,000   Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste           4/09 at 100.00            A      2,761,080
                  Disposal Facility Bonds, E.I. DuPont de Nemours and Company
                  Project, Series 1996, 6.400%, 4/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,000   Total Materials                                                                                            4,993,830
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 47.9% (31.4% OF TOTAL INVESTMENTS)

       1,260   Bexar County, Texas, Combined Tax and Revenue Certificates of             6/14 at 100.00          AA+      1,359,515
                  Obligation, Series 2004, 5.000%, 6/15/19
       2,500   Borger Independent School District, Hutchison County, Texas, General      2/16 at 100.00          AAA      2,470,700
                  Obligation Bonds, Series2006, 5.000%, 2/15/36
       1,190   Canutillo Independent School District, El Paso County, Texas, General     8/15 at 100.00          AAA      1,263,435
                  Obligation Bonds, Series2006A, 5.000%, 8/15/22
       2,305   Corpus Christi, Texas, Combination Tax and Municipal Hotel Occupancy      9/12 at 100.00          AAA      2,426,450
                  Tax Revenue Certificates of Obligation,
                  Series 2002, 5.500%, 9/01/21 - FSA Insured
       2,595   Denton County, Texas, Permanent Improvement General Obligation Bonds,     7/12 at 100.00          AA+      2,641,892
                  Series 2005, 5.000%, 7/15/25
       1,750   El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%,     No Opt. Call          AAA      1,974,875
                   2/15/21 - FSA Insured

    | Portfolio of INVESTMENTS January 31, 2009 (Unaudited)

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

               Fort Bend County Municipal Utility District 25, Texas, General
               Obligation Bonds, Series 2005:
$      1,330      5.000%, 10/01/26 - FGIC Insured                                       10/12 at 100.00           AA   $  1,316,062
       1,320      5.000%, 10/01/27 - FGIC Insured                                       10/12 at 100.00           AA      1,290,142
       3,615   Frisco, Texas, General Obligation Bonds, Series 2006, 5.000%,            2/16 at 100.00           AA      3,668,249
                  2/15/26 - FGIC Insured
               Houston Community College, Texas, Limited Tax General Obligation
               Bonds, Series 2003:
       2,500      5.000%, 2/15/20 - AMBAC Insured                                        2/13 at 100.00           AA      2,626,200
       2,235      5.000%, 2/15/21 - AMBAC Insured                                        2/13 at 100.00           AA      2,313,381
       5,000   Houston, Texas, General Obligation Bonds, Series 2005E, 5.000%,           3/15 at 100.00           AA      5,181,450
                  3/01/23 - AMBAC Insured
         100   Judson Independent School District, Bexar County, Texas, General          2/11 at 100.00          Aaa        103,055
                  Obligation Refunding Bonds, Series 2002, 5.250%, 2/01/21
       4,900   Leander Independent School District, Williamson and Travis Counties,       8/14 at 17.78          AAA        572,222
                  Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/45
       5,220   Leander Independent School District, Williamson and Travis Counties,       8/09 at 46.74          AAA      2,406,994
                  Texas, Unlimited Tax School Building and Refunding Bonds, Series
                  2000, 0.000%, 8/15/21
       1,000   Mansfield Independent School District, Tarrant County, Texas, General     2/14 at 100.00          AAA      1,073,980
                  Obligation Bonds, Series2004, 5.000%, 2/15/20
       1,010   Mercedes Independent School District, Hidalgo County, Texas, General      8/15 at 100.00          AAA      1,060,551
                  Obligation Bonds, Series2005, 5.000%, 8/15/23
       5,515   Midlothian Independent School District, Ellis County, Texas, General      2/15 at 100.00          Aaa      5,468,178
                  Obligation Bonds, Series2005, 5.000%, 2/15/34
         925   Northside Independent School District, Bexar County, Texas, Unlimited     8/10 at 100.00          AAA        945,433
                  Tax School Building and Refunding Bonds, Series 2000,
                  5.875%, 8/15/25
       2,000   Plano Independent School District, Collin County, Texas, General          2/18 at 100.00          Aa1      2,027,260
                  Obligation Bonds, Series2008, 5.250%, 2/15/34
               Roma Independent School District, Texas, General Obligation
               Bonds, Series 2005:
       1,110      5.000%, 8/15/22                                                        8/15 at 100.00          AAA      1,178,498
       1,165      5.000%, 8/15/23 - FSA Insured                                          8/15 at 100.00          AAA      1,223,308
       1,250   Southside Independent School District, Bexar County, Texas, General       8/14 at 100.00          Aaa      1,316,575
                  Obligation Bonds, Series2004A, 5.000%, 8/15/22
       1,140   Sunnyvale School District, Texas, General Obligation Bonds, Series        2/14 at 100.00          AAA      1,182,796
                  2004, 5.250%, 2/15/25
       5,000   Texas State, General Obligation Bonds, Transportation Commission          4/17 at 100.00          Aa1      4,971,900
                  Mobility Fund, Series 2006A, 5.000%, 4/01/33
       1,000   Texas State, General Obligation Bonds, Transportation Commission          4/18 at 100.00          Aa1      1,005,780
                  Mobility Fund, Series 2008, 5.000%, 4/01/30
       1,110   Texas State, General Obligation Bonds, Water Utility, Series 2001,        8/11 at 100.00          Aa1      1,155,355
                  5.250%, 8/01/23
       1,500   Texas, General Obligation Refunding Bonds, Public Finance Authority,     10/12 at 100.00          Aa1      1,612,095
                  Series 2002, 5.000%, 10/01/18
       3,025   Victoria Independent School District, Victoria County, Texas, General     2/17 at 100.00          AAA      3,024,940
                  Obligation Bonds, Series2007, 5.000%, 2/15/32
               West Texas Independent School District, McLennan and Hill Counties,
               General Obligation Refunding Bonds, Series 1998:
       1,000      0.000%, 8/15/22                                                         8/13 at 61.20          AAA        496,900
       1,000      0.000%, 8/15/24                                                         8/13 at 54.88          AAA        436,660
               White Settlement Independent School District, Tarrant County, Texas,
               General Obligation Bonds, Series 2006:
       1,500      0.000%, 8/15/43                                                         8/15 at 23.11          AAA        193,485
       1,500      0.000%, 8/15/44                                                         8/15 at 21.88          AAA        181,830
         425      0.000%, 8/15/45                                                         8/15 at 20.76          AAA         48,412
------------------------------------------------------------------------------------------------------------------------------------
      69,995   Total Tax Obligation/General                                                                              60,218,558
------------------------------------------------------------------------------------------------------------------------------------

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 7.8% (5.2% OF TOTAL INVESTMENTS)

 $     8,000   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue Bonds,   12/16 at 100.00          AAA   $  7,823,036
                  Series 2007, 5.000%,12/01/36 - AMBAC Insured
       2,250   Harris County-Houston Sports Authority, Texas, Senior Lien Revenue       11/11 at 100.00           AA      2,043,833
                  Bonds, Series 2001G, 5.250%, 11/15/22 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,250   Total Tax Obligation/Limited                                                                               9,866,869
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 5.9% (3.8% OF TOTAL INVESTMENTS)

       1,000   Austin, Texas, Airport System Prior Lien Revenue Bonds, Series 2003,     11/13 at 100.00           AA      1,092,720
                  5.250%, 11/15/16 - MBIA Insured
       3,260   Central Texas Regional Mobility Authority, Travis and Williamson          1/15 at 100.00           AA      2,896,934
                  Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/22 -
                  FGIC Insured
       2,600   Dallas-Ft. Worth International Airport Facility Improvement              11/09 at 101.00         CCC+      1,136,980
                  Corporation, Texas, Revenue Bonds, American Airlines Inc., Series
                  1999, 6.375%, 5/01/35 (Alternative Minimum Tax)
       2,000   Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series     7/10 at 100.00          AAA      1,794,800
                  2000A, 5.625%, 7/01/30 - FSA Insured (Alternative Minimum Tax)
         500   North Texas Thruway Authority, Second Tier System Revenue Refunding       1/18 at 100.00           A3        441,345
                  Bonds, Series 2008, 5.750%, 1/01/38
------------------------------------------------------------------------------------------------------------------------------------
       9,360   Total Transportation                                                                                       7,362,779
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 21.6% (14.1% OF TOTAL INVESTMENTS) (5)

               Coppell Independent School District, Dallas County, Texas, Unlimited
               Tax School Building and Refunding Bonds, Series 1992:
       3,835      0.000%, 8/15/14 (Pre-refunded 8/15/09) - MBIA Insured                   8/09 at 75.34       AA (5)      2,860,833
         295      0.000%, 8/15/14 (Pre-refunded 8/15/09) - MBIA Insured                   8/09 at 75.34      Aa3 (5)        221,176
               Gregg County Health Facilities Development Corporation, Texas,
               Hospital Revenue Bonds, Good Shepherd Medical Center Project,
               Series 2000:
       2,000      6.875%, 10/01/20 (Pre-refunded 10/01/10) - RAAI Insured               10/10 at 101.00       A3 (5)      2,181,000
       3,250      6.375%, 10/01/25 (Pre-refunded 10/01/10) - RAAI Insured               10/10 at 101.00       A3 (5)      3,517,865
         500   Harris County Health Facilities Development Corporation, Texas,           8/11 at 100.00          AAA        549,890
                  Revenue Bonds, St. Luke's Episcopal Hospital, Series 2001A, 5.500%,
                  2/15/21 (Pre-refunded 8/15/11)
       1,400   Judson Independent School District, Bexar County, Texas, General          2/11 at 100.00          Aaa      1,515,122
                  Obligation Refunding Bonds, Series 2002, 5.250%, 2/01/21
                  (Pre-refunded 2/01/11)
       1,000   North Central Texas Health Facilities Development Corporation,              No Opt. Call          Aaa      1,140,810
                  Hospital Revenue Bonds, Presbyterian Healthcare System, Series
                  1996B, 5.750%, 6/01/26 - MBIA Insured (ETM)
       1,075   Northside Independent School District, Bexar County, Texas, Unlimited     8/10 at 100.00          AAA      1,159,388
                  Tax School Building and Refunding Bonds, Series 2000, 5.875%,
                  8/15/25 (Pre-refunded 8/15/10)
       1,760   Parker County Hospital District, Texas, Hospital Revenue Bonds,           8/09 at 102.00      BB- (5)      1,849,619
                  Campbell Health System, Series1999, 6.250%, 8/15/19 (Pre-refunded
                  8/15/09)
       2,500   Retama Development Corporation, Texas, Special Facilities Revenue        12/17 at 100.00          AAA      3,534,775
                  Bonds, Retama Park Racetrack, Series 1993, 8.750%, 12/15/18
                  (Pre-refunded 12/15/17) (6)
       1,750   San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds,      2/12 at 100.00          AAA      1,936,515
                  Series 2002, 5.375%,2/01/20 (Pre-refunded 2/01/12)
       1,440   South Texas Community College District, General Obligation Bonds,         8/12 at 100.00       A1 (5)      1,648,397
                  Series 2002, 5.500%, 8/15/17(Pre-refunded 8/15/12) - AMBAC Insured
       3,500   Tarrant County Health Facilities Development Corporation, Texas,         11/10 at 101.00       A+ (5)      3,868,410
                  Hospital Revenue Bonds, Adventist Health System - Sunbelt Obligated
                  Group, Series 2000, 6.625%, 11/15/20  (Pre-refunded 11/15/10)
       1,000   Tyler Health Facilities Development Corporation, Texas, Hospital          7/12 at 100.00     Baa1 (5)      1,136,350
                  Revenue Bonds, Mother Frances Hospital Regional Healthcare Center,
                  Series 2001, 6.000%, 7/01/31 (Pre-refunded 7/01/12)
------------------------------------------------------------------------------------------------------------------------------------
      25,305   Total U.S. Guaranteed                                                                                     27,120,150
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS January 31, 2009 (Unaudited)

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 10.6% (7.0% OF TOTAL INVESTMENTS)

$      2,560   Brazos River Authority, Texas, Pollution Control Revenue Refunding        4/13 at 101.00         Caa1   $  1,415,654
                  Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32
                  (Alternative Minimum Tax)
       2,400   Brazos River Authority, Texas, Revenue Bonds, Reliant Energy Inc.,        4/09 at 101.00         BBB-      2,054,496
                  Series 1999A, 5.375%, 4/01/19
         200   Brazos River Authority, Texas, Revenue Refunding Bonds, Houston           5/09 at 101.00            A        169,538
                  Industries Inc., Series 1998C, 5.125%, 5/01/19 - AMBAC Insured
       5,000   Brownsville, Texas, Utility System Priority Revenue Bonds, Series         9/15 at 100.00            A      4,887,350
                  2005A, 5.000%, 9/01/27 - AMBAC Insured
       2,000   Harris County Health Facilities Development Corporation, Texas,           2/10 at 100.00          Aa3      2,028,760
                  Thermal Utility Revenue Bonds, TECO Project, Series 2000, 5.750%,
                  2/15/15 - AMBAC Insured (Alternative Minimum Tax)
       2,000   Lower Colorado River Authority, Texas, Revenue Bonds, Series 2008,        5/15 at 100.00           A1      1,972,300
                  5.750%, 5/15/37
       1,000   Matagorda County Navigation District 1, Texas, Revenue Bonds, Reliant     5/09 at 101.00         BBB-        794,120
                  Energy Inc., Series1999B, 5.950%, 5/01/30 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      15,160   Total Utilities                                                                                           13,322,218
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 13.0% (8.5% OF TOTAL INVESTMENTS)

               Coastal Water Authority, Texas, Contract Revenue Bonds, Houston Water
               Projects, Series 2004:
       1,005      5.000%, 12/15/20 - FGIC Insured                                       12/14 at 100.00           AA      1,042,929
       1,030      5.000%, 12/15/21 - FGIC Insured                                       12/14 at 100.00           AA      1,054,833
       1,000   El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2008C,    3/18 at 100.00           AA      1,018,290
                  5.375%, 3/01/29
       3,000   Houston, Texas, First Lien Combined Utility System Revenue Bonds,         5/14 at 100.00           AA      3,048,180
                  Series 2004A, 5.250%,5/15/23 - FGIC Insured
       3,500   Houston, Texas, Junior Lien Water and Sewerage System Revenue            12/11 at 100.00          AAA      3,832,360
                  Refunding Bonds, Series 2001A, 5.500%, 12/01/17 - FSA Insured
               Irving, Texas, Subordinate Lien Waterworks and Sewerage Revenue Bonds,
               Series 2004:
       1,680      5.000%, 8/15/22 - AMBAC Insured                                        8/14 at 100.00           AA      1,747,402
       1,760      5.000%, 8/15/23 - AMBAC Insured                                        8/14 at 100.00           AA      1,814,982
       1,260   Rowlett, Rockwall and Dallas Counties, Texas, Waterworks and Sewerage     3/14 at 100.00           AA      1,291,765
                  System Revenue Bonds, Series 2004A, 5.000%, 3/01/22 - MBIA Insured

  PRINCIPAL                                                                               OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$      1,500   Texas Water Development Board, Senior Lien State Revolving Fund           7/09 at 100.00          AAA   $  1,517,940
                  Revenue Bonds, Series 1999A, 5.500%, 7/15/21
------------------------------------------------------------------------------------------------------------------------------------
      15,735   Total Water and Sewer                                                                                     16,368,681
------------------------------------------------------------------------------------------------------------------------------------
$    211,535   Total Investments (cost $199,846,079) - 152.5%                                                           191,739,819
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.4%                                                                       2,985,820
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (54.9)% (7)                                                     (69,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                           $125,725,639
               =====================================================================================================================


(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of January 31, 2009. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time it is formally determined that the interest on the bonds should be treated as taxable

(7) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.0%

(ETM) Escrowed to maturity.

                                 See accompanying notes to financial statements.

| Statement of ASSETS & LIABILITIES January 31, 2009 (Unaudited)

                                                       ARIZONA         ARIZONA         ARIZONA         ARIZONA           TEXAS
                                                       PREMIUM        DIVIDEND        DIVIDEND        DIVIDEND         QUALITY
                                                        INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3          INCOME
                                                          (NAZ)           (NFZ)           (NKR)           (NXE)           (NTX)
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $85,098,964,
   $29,273,400, $49,950,725, $59,192,220 and
   $199,846,079, respectively)                   $  81,351,425   $  26,560,132   $  46,780,431   $  53,405,058   $ 191,739,819
Cash                                                 1,517,349       2,836,984       1,785,207       3,146,900              --
Cash equivalents (1)                                        --       1,400,675             126       1,275,596              --
Receivables:
   Interest                                            619,055         244,014         406,604         418,655       3,116,288
   Investments sold                                     15,000              --              --              --       1,552,575
Other assets                                             1,216           1,066           2,837             399           2,982
-------------------------------------------------------------------------------------------------------------------------------
   Total assets                                     83,504,045      31,042,871      48,975,205      58,246,608     196,411,664
-------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                                              --              --              --              --         887,344
Payables:
   Investment purchased                                     --         500,112              --              --              --
   Preferred shares noticed for redemption,
     at liquidation value                                   --       1,400,000              --       1,275,000              --
   Common share dividends                              217,763          76,512         133,561         163,277         485,102
   Preferred share dividends                             1,176             963           1,103           1,973         160,651
Accrued expenses:
   Management fees                                      45,656          12,801          18,661          23,911         106,256
   Other                                                21,476           4,262           9,875          15,316          46,672
-------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                   286,071       1,994,650         163,200       1,479,477       1,686,025
-------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value              30,000,000      10,600,000      17,975,000      20,725,000      69,000,000
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares           $  53,217,974   $  18,448,221   $  30,837,005   $  36,042,131   $ 125,725,639
===============================================================================================================================
Common shares outstanding                            4,469,154       1,550,520       2,440,351       3,067,630       9,495,144
===============================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)         $       11.91   $       11.90   $       12.64   $       11.75   $       13.24
===============================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES
   CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share          $      44,692   $      15,505   $      24,404   $      30,676   $      94,951
Paid-in surplus                                     62,155,941      21,934,021      34,586,260      43,248,456     134,624,383
Undistributed (Over-distribution of) net
   investment income                                   136,941          (9,870)        (33,281)        (74,976)        106,961
Accumulated net realized gain (loss) from
   investments and derivative transactions          (5,372,061)       (778,167)       (570,084)     (1,374,863)       (994,396)
Net unrealized appreciation (depreciation) of
   investments and derivative transactions          (3,747,539)     (2,713,268)     (3,170,294)     (5,787,162)     (8,106,260)
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares           $  53,217,974   $  18,448,221   $  30,837,005   $  36,042,131   $ 125,725,639
===============================================================================================================================
Authorized shares:
   Common                                          200,000,000       Unlimited       Unlimited       Unlimited       Unlimited
   Preferred                                         1,000,000       Unlimited       Unlimited       Unlimited       Unlimited
===============================================================================================================================

(1) Segregated for the payment of Preferred shares.

                                 See accompanying notes to financial statements.

| Statement of OPERATIONS Six Months Ended January 31, 2009 (Unaudited)

                                                                ARIZONA        ARIZONA        ARIZONA        ARIZONA          TEXAS
                                                                PREMIUM       DIVIDEND       DIVIDEND       DIVIDEND        QUALITY
                                                                 INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3         INCOME
                                                                   (NAZ)          (NFZ)          (NKR)          (NXE)          (NTX)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                          $  2,285,916   $    810,017   $  1,322,094   $  1,581,680   $  5,260,372
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES

Management fees                                                 270,642         99,613        160,440        190,104        625,241
Preferred shares - auction fees                                  37,808         15,123         23,304         27,725         86,958
Preferred shares - dividend disbursing agent fees                 5,041          5,041          5,041          5,014         10,082
Shareholders' servicing agent fees and expenses                   1,602            207            227            179          4,453
Custodian's fees and expenses                                    12,978          5,865          8,605         10,331         19,412
Directors'/Trustees' fees and expenses                              578            100            196            340          1,503
Professional fees                                                 8,244          4,809          5,358          5,700          9,920
Shareholders' reports - printing and mailing expenses             8,679          4,353          6,017          6,569         15,224
Stock exchange listing fees                                       4,637            110            173            218          4,637
Investor relations expense                                        3,683          1,467          2,241          2,672         10,229
Other expenses                                                    7,502          6,399          6,731          7,822          9,281
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                                361,394        143,087        218,333        256,674        796,940
   Custodian fee credit                                          (3,268)        (2,745)        (3,558)        (4,067)        (2,992)
   Expense reimbursement                                             --        (23,153)       (49,719)       (55,444)            --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                    358,126        117,189        165,056        197,163        793,948
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         1,927,790        692,828      1,157,038      1,384,517      4,466,424
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:
   Investments                                               (2,716,781)      (429,223)      (246,820)      (324,504)      (287,195)
   Futures                                                           --             --             --             --        279,232
Change in net unrealized appreciation (depreciation) of:
   Investments                                               (2,218,938)    (1,699,970)    (2,252,428)    (3,748,944)    (6,290,000)
   Futures                                                           --             --             --             --        (80,805)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                      (4,935,719)    (2,129,193)    (2,499,248)    (4,073,448)    (6,378,768)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS

From net investment income                                     (470,712)      (186,660)      (292,147)      (346,393)    (1,151,856)
From accumulated net realized gains                                  --             --             --             --       (143,345)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred Shareholders                (470,712)      (186,660)      (292,147)      (346,393)    (1,295,201)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                           $ (3,478,641)  $ (1,623,025)  $ (1,634,357)  $ (3,035,324)  $ (3,207,545)
====================================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of CHANGES in NET ASSETS (Unaudited)

                                                     ARIZONA                    ARIZONA                    ARIZONA
                                              PREMIUM INCOME (NAZ)     DIVIDEND ADVANTAGE (NFZ)   DIVIDEND ADVANTAGE 2 (NKR)
                                          --------------------------  --------------------------  --------------------------
                                            SIX MONTHS          YEAR    SIX MONTHS          YEAR    SIX MONTHS          YEAR
                                                 ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                               1/31/09       7/31/08       1/31/09       7/31/08       1/31/09       7/31/08
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                     $  1,927,790  $  3,939,586  $    692,828  $  1,404,791  $  1,157,038  $  2,352,606
Net realized gain (loss) from:
   Investments                              (2,716,781)     (695,247)     (429,223)     (246,231)     (246,820)     (210,967)
   Futures                                          --       (46,730)           --      (144,540)           --            --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                              (2,218,938)   (3,907,909)   (1,699,970)   (1,551,069)   (2,252,428)   (2,351,438)
   Futures                                          --            --            --        42,042            --            --
Distributions to Preferred Shareholders:
   From net investment income                 (470,712)     (992,215)     (186,660)     (381,010)     (292,147)     (574,591)
   From accumulated net realized gains              --            --            --        (6,331)           --       (47,034)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                          (3,478,641)   (1,702,515)   (1,623,025)     (882,348)   (1,634,357)     (831,424)
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                  (1,412,253)   (2,734,545)     (488,380)     (985,763)     (856,530)   (1,726,396)
From accumulated net realized gains                 --            --            --       (18,444)           --      (142,165)
-----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common Shareholders                   (1,412,253)   (2,734,545)     (488,380)   (1,004,207)     (856,530)   (1,868,561)
-----------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                12,298            --         7,372            --        16,440        35,757
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions              12,298            --         7,372            --        16,440        35,757
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares              (4,878,596)   (4,437,060)   (2,104,033)   (1,886,555)   (2,474,447)   (2,664,228)
Net assets applicable to Common
   shares at the beginning of period        58,096,570    62,533,630    20,552,254    22,438,809    33,311,452    35,975,680
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period            $ 53,217,974  $ 58,096,570  $ 18,448,221  $ 20,552,254  $ 30,837,005  $ 33,311,452
=============================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                   $    136,941  $     92,116  $     (9,870) $    (27,658) $    (33,281) $    (41,642)
=============================================================================================================================

                                 See accompanying notes to financial statements.

                                                       ARIZONA                         TEXAS
                                             DIVIDEND ADVANTAGE 3 (NXE)         QUALITY INCOME (NTX)
                                           -----------------------------   -----------------------------
                                              SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                                   ENDED           ENDED           ENDED           ENDED
                                                 1/31/09         7/31/08         1/31/09         7/31/08
---------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                      $   1,384,517   $   2,785,211   $   4,466,424   $   8,965,057
Net realized gain (loss) from:
   Investments                                  (324,504)       (469,351)       (287,195)       (359,565)
   Futures                                            --              --         279,232         (19,596)
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                (3,748,944)     (3,032,163)     (6,290,000)     (7,706,392)
   Futures                                            --              --         (80,805)         80,805
Distributions to Preferred Shareholders:
   From net investment income                   (346,393)       (748,495)     (1,151,856)     (2,207,108)
   From accumulated net realized gains                --              --        (143,345)       (186,315)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                            (3,035,324)     (1,464,798)     (3,207,545)     (1,433,114)
---------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                    (1,003,115)     (2,006,230)     (3,333,745)     (6,561,144)
From accumulated net realized gains                   --              --        (446,272)       (530,779)
---------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common Shareholders                     (1,003,115)     (2,006,230)     (3,780,017)     (7,091,923)
---------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                      --              --              --              --
---------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions                    --              --              --              --
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                (4,038,439)     (3,471,028)     (6,987,562)     (8,525,037)
Net assets applicable to Common
   shares at the beginning of period          40,080,570      43,551,598     132,713,201     141,238,238
---------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period             $  36,042,131   $  40,080,570   $ 125,725,639   $ 132,713,201
=========================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                    $     (74,976)  $    (109,985)  $     106,961   $     126,138
=========================================================================================================

                                 See accompanying notes to financial statements.

| Notes to FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Arizona Dividend Advantage Municipal Fund (NFZ), Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR), Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) and Nuveen Texas Quality Income Municipal Fund (NTX) (collectively, the "Funds"). Common shares of Arizona Premium Income (NAZ) and Texas Quality Income (NTX) are traded on the New York Stock Exchange while Common shares of Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE) are traded on the NYSE Alternext US (formerly American Stock Exchange). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At January 31, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of January 31, 2009, the number of Preferred shares outstanding, by Series or in total, for each Fund is as follows:

                      ARIZONA     ARIZONA       ARIZONA       ARIZONA     TEXAS
                      PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND   QUALITY
                       INCOME   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3    INCOME
                         (NAZ)       (NFZ)         (NKR)         (NXE)     (NTX)
--------------------------------------------------------------------------------
Number of shares:
   Series M                --          --            --           829       760
   Series T                --         424            --            --        --
   Series W                --          --           719            --        --
   Series TH            1,200          --            --            --     2,000
--------------------------------------------------------------------------------
Total                   1,200         424           719           829     2,760
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

As of January 31, 2009, Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE) redeemed and/or noticed for redemption $1,400,000, $525,000 and $1,275,000 of their outstanding Preferred shares, respectively, at liquidation value. Arizona Premium Income
(NAZ) and Texas Quality Income (NTX) have not redeemed and/or noticed for redemption any of their Preferred shares.

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" on the Statement of Operations.

During the six months ended January 31, 2009, each Fund invested in externally-deposited inverse floaters. None of the Funds invested in self-deposited inverse floaters during the six months ended January 31, 2009.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities. At January 31, 2009, none of the Funds had exposure to externally-deposited Recourse Trusts.

Futures Contracts
Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. Texas Quality Income (NTX) was the only Fund to invest in futures contracts during the six months ended January 31, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund's fair value measurements as of January 31, 2009:

ARIZONA PREMIUM INCOME (NAZ)         LEVEL 1         LEVEL 2       LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------
Investments                          $    --   $  79,876,868   $ 1,474,557   $  81,351,425
===========================================================================================

ARIZONA DIVIDEND ADVANTAGE (NFZ)     LEVEL 1         LEVEL 2       LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------
Investments                          $    --   $  26,394,982   $   165,150   $  26,560,132
===========================================================================================

ARIZONA DIVIDEND ADVANTAGE 2 (NKR)   LEVEL 1         LEVEL 2       LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------
Investments                          $    --   $  46,113,931   $   666,500   $  46,780,431
===========================================================================================

ARIZONA DIVIDEND ADVANTAGE 3 (NXE)   LEVEL 1         LEVEL 2       LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------
Investments                          $    --   $  52,998,080   $   406,978   $  53,405,058
===========================================================================================

TEXAS QUALITY INCOME (NTX)           LEVEL 1         LEVEL 2       LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------
Investments                          $    --   $ 190,806,676   $   933,143   $ 191,739,819
===========================================================================================

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

                                                    ARIZONA       ARIZONA       ARIZONA       ARIZONA         TEXAS
                                                    PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND       QUALITY
                                                     INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3        INCOME
                                                       (NAZ)         (NFZ)         (NKR)         (NXE)         (NTX)
                                                    LEVEL 3       LEVEL 3       LEVEL 3       LEVEL 3       LEVEL 3
                                                INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
Balance at beginning of period                  $ 1,278,800   $   143,226   $   578,017   $   352,949   $   544,376
   Gains (losses):
      Net realized gains (losses)                        --            --            --            --            --
      Net change in unrealized appreciation
         (depreciation)                             195,757        21,924        88,483        54,029       388,767
   Net purchases at cost (sales at proceeds)             --            --            --            --            --
   Net discounts (premiums)                              --            --            --            --            --
   Net transfers in to (out of) at end                   --            --            --            --            --
     of period fair value
--------------------------------------------------------------------------------------------------------------------
Balance at end of period                        $ 1,474,557   $   165,150   $   666,500   $   406,978   $   933,143
====================================================================================================================

"Change in net unrealized appreciation (depreciation) of investments" presented on the Statement of Operations includes net appreciation (depreciation) related to securities classified as Level 3 at period end as follows:

                                                    ARIZONA       ARIZONA       ARIZONA       ARIZONA         TEXAS
                                                    PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND       QUALITY
                                                     INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3        INCOME
                                                       (NAZ)         (NFZ)         (NKR)         (NXE)         (NTX)
--------------------------------------------------------------------------------------------------------------------
Level 3 net appreciation (depreciation)         $   195,757   $    21,924   $    88,483   $    54,029   $   388,767
====================================================================================================================

3. FUND SHARES

Common Shares
On July 30, 2008, the Funds' Board of Directors/Trustees approved an open market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. The Funds did not repurchase any of their Common shares during the six months ended January 31, 2009.

Transactions in Common shares were as follows:

                                                     ARIZONA PREMIUM             ARIZONA DIVIDEND            ARIZONA DIVIDEND
                                                       INCOME (NAZ)               ADVANTAGE (NFZ)            ADVANTAGE 2 (NKR)
                                                 ------------------------    ------------------------    ------------------------
                                                 SIX MONTHS          YEAR    SIX MONTHS          YEAR    SIX MONTHS          YEAR
                                                      ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                                    1/31/09       7/31/08      01/31/09       7/31/08       1/31/09       7/31/08
---------------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                 944            --           581            --         1,193         2,471
=================================================================================================================================

                                                                                ARIZONA DIVIDEND              TEXAS QUALITY
                                                                                ADVANTAGE 3 (NXE)              INCOME (NTX)
                                                                             ------------------------    ------------------------
                                                                             SIX MONTHS          YEAR    SIX MONTHS          YEAR
                                                                                  ENDED         ENDED         ENDED         ENDED
                                                                                1/31/09       7/31/08      01/31/09       7/31/08
---------------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                              --            --            --            --
=================================================================================================================================

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Preferred Shares
Transactions in Preferred shares were as follows:

                                            ARIZONA DIVIDEND ADVANTAGE (NFZ)          ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
                                       -----------------------------------------   ----------------------------------------
                                           SIX MONTHS              YEAR                  SIX MONTHS             YEAR
                                             ENDED                 ENDED                   ENDED                ENDED
                                            1/31/09               7/31/08                 1/31/09              7/31/08
                                       --------------------   ------------------   ---------------------  -----------------
                                       SHARES        AMOUNT   SHARES      AMOUNT    SHARES        AMOUNT   SHARES    AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or
   noticed for redemption:
   Series T                                56   $ 1,400,000       --   $      --        --   $        --       --  $     --
   Series W                                --            --       --          --        21       525,000       --        --
---------------------------------------------------------------------------------------------------------------------------
Total                                      56   $ 1,400,000       --   $      --        21   $   525,000       --  $     --
===========================================================================================================================

                                                                                      ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
                                                                                   ----------------------------------------
                                                                                         SIX MONTHS             YEAR
                                                                                           ENDED                ENDED
                                                                                          1/31/09              7/31/08
                                                                                   --------------------   -----------------
                                                                                    SHARES        AMOUNT   SHARES    AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or
   noticed for redemption:
   Series M                                                                             51   $ 1,275,000       --  $     --
---------------------------------------------------------------------------------------------------------------------------
Total                                                                                   51   $ 1,275,000       --  $     --
===========================================================================================================================

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended January 31, 2009, were as follows:

                                                     ARIZONA        ARIZONA        ARIZONA        ARIZONA          TEXAS
                                                     PREMIUM       DIVIDEND       DIVIDEND       DIVIDEND        QUALITY
                                                      INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3         INCOME
                                                        (NAZ)          (NFZ)          (NKR)          (NXE)          (NTX)
-------------------------------------------------------------------------------------------------------------------------
Purchases                                       $ 19,741,735   $  1,169,905   $  1,876,896   $  4,226,647   $ 15,026,677
Sales and maturities                              20,052,026      4,578,062      2,906,831      7,133,061     13,849,102
=========================================================================================================================

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At January 31, 2009, the cost of investments was as follows:

                                                     ARIZONA        ARIZONA        ARIZONA        ARIZONA            TEXAS
                                                     PREMIUM       DIVIDEND       DIVIDEND       DIVIDEND          QUALITY
                                                      INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3           INCOME
                                                        (NAZ)          (NFZ)          (NKR)          (NXE)            (NTX)
---------------------------------------------------------------------------------------------------------------------------
Cost of Investments                             $ 85,060,609   $ 29,266,440   $ 49,945,594   $ 59,185,109   $  199,816,085
===========================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2009, were as follows:

                                                     ARIZONA        ARIZONA        ARIZONA        ARIZONA            TEXAS
                                                     PREMIUM       DIVIDEND       DIVIDEND       DIVIDEND          QUALITY
                                                      INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3           INCOME
                                                        (NAZ)          (NFZ)          (NKR)          (NXE)            (NTX)
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                 $  2,208,958   $    762,361   $  1,969,643   $  1,334,182   $    5,245,333
   Depreciation                                   (5,918,142)    (3,468,669)    (5,134,806)    (7,114,233)     (13,321,599)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
   investments                                  $ (3,709,184)  $ (2,706,308)  $ (3,165,163)  $  (5,780,051) $   (8,076,266)
===========================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at July 31, 2008, the Funds' last tax year end, were as follows:

                                                     ARIZONA        ARIZONA        ARIZONA        ARIZONA            TEXAS
                                                     PREMIUM       DIVIDEND       DIVIDEND       DIVIDEND          QUALITY
                                                      INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3           INCOME
                                                        (NAZ)          (NFZ)          (NKR)          (NXE)            (NTX)
---------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *           $    309,613   $     50,716   $    100,150   $     59,592   $      619,240
Undistributed net ordinary income **                      --             --             --             --            2,718
Undistributed net long-term capital gains                 --             --             --             --               --
===========================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on July 1, 2008, paid on August 1, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                     ARIZONA        ARIZONA        ARIZONA        ARIZONA            TEXAS
                                                     PREMIUM       DIVIDEND       DIVIDEND       DIVIDEND          QUALITY
                                                      INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3           INCOME
                                                        (NAZ)          (NFZ)          (NKR)          (NXE)            (NTX)
---------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $  3,718,906   $  1,375,879   $  2,317,202   $  2,750,182   $    8,786,039
Distributions from net ordinary income**                  --             --             --             --              439
Distributions from net long-term capital gains            --         24,687        189,057             --          716,654
===========================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

At July 31, 2008, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                    ARIZONA        ARIZONA        ARIZONA          ARIZONA
                                                                    PREMIUM       DIVIDEND       DIVIDEND         DIVIDEND
                                                                     INCOME      ADVANTAGE    ADVANTAGE 2      ADVANTAGE 3
                                                                       (NAZ)          (NFZ)          (NKR)            (NXE)
---------------------------------------------------------------------------------------------------------------------------
Expiration:
  July 31, 2011                                                $    359,724   $         --   $         --   $           --
  July 31, 2012                                                   1,553,627             --             --          158,487
  July 31, 2013                                                          --             --             --          160,902
  July 31, 2014                                                          --             --             --          218,127
  July 31, 2016                                                     562,384        246,571        212,903          363,937
---------------------------------------------------------------------------------------------------------------------------
Total                                                          $  2,475,735   $    246,571   $    212,903   $      901,453
===========================================================================================================================

The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through July 31, 2008, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

                                                     ARIZONA        ARIZONA        ARIZONA        ARIZONA            TEXAS
                                                     PREMIUM       DIVIDEND       DIVIDEND       DIVIDEND          QUALITY
                                                      INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3           INCOME
                                                        (NAZ)          (NFZ)          (NKR)          (NXE)            (NTX)
---------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                     $    179,544   $    102,159   $    110,362   $    148,906   $      316,420
===========================================================================================================================

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                                                              ARIZONA PREMIUM INCOME (NAZ)
                                                                                                TEXAS QUALITY INCOME (NTX)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                      FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                          .4500%
For the next $125 million                                                                                           .4375
For the next $250 million                                                                                           .4250
For the next $500 million                                                                                           .4125
For the next $1 billion                                                                                             .4000
For the next $3 billion                                                                                             .3875
For net assets over $5 billion                                                                                      .3750
==========================================================================================================================

                                                                                          ARIZONA DIVIDEND ADVANTAGE (NFZ)
                                                                                        ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
                                                                                        ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                      FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                          .4500%
For the next $125 million                                                                                           .4375
For the next$250 million                                                                                            .4250
For the next $500 million                                                                                           .4125
For the next $1 billion                                                                                             .4000
For net assets over $2 billion                                                                                      .3750
==========================================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of January 31, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                                               EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------------------------------------------------
$55 billion                                                                                                         .2000%
$56 billion                                                                                                         .1996
$57 billion                                                                                                         .1989
$60 billion                                                                                                         .1961
$63 billion                                                                                                         .1931
$66 billion                                                                                                         .1900
$71 billion                                                                                                         .1851
$76 billion                                                                                                         .1806
$80 billion                                                                                                         .1773
$91 billion                                                                                                         .1691
$125 billion                                                                                                        .1599
$200 billion                                                                                                        .1505
$250 billion                                                                                                        .1469
$300 billion                                                                                                        .1445
==========================================================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Arizona Dividend Advantage's (NFZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
JANUARY 31,                                        JANUARY 31,
--------------------------------------------------------------------------------
2001*                         .30%                 2007                     .25%
2002                          .30                  2008                     .20
2003                          .30                  2009                     .15
2004                          .30                  2010                     .10
2005                          .30                  2011                     .05
2006                          .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage (NFZ) for any portion of its fees and expenses beyond January 31, 2011.

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

For the first ten years of Arizona Dividend Advantage 2's (NKR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
MARCH 31,                                          MARCH 31,
--------------------------------------------------------------------------------
2002*                         .30%                 2008                     .25%
2003                          .30                  2009                     .20
2004                          .30                  2010                     .15
2005                          .30                  2011                     .10
2006                          .30                  2012                     .05
2007                          .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 2 (NKR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Arizona Dividend Advantage 3's (NXE) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
SEPTEMBER 30,                                      SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                         .32%                 2007                     .32%
2003                          .32                  2008                     .24
2004                          .32                  2009                     .16
2005                          .32                  2010                     .08
2006                          .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 3 (NXE) for any portion of its fees and expenses beyond September 30, 2010.

7. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)
In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of January 31, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. SUBSEQUENT EVENTS

Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on March 2, 2009, to shareholders of record on February 15, 2009, as follows:

                                                     ARIZONA        ARIZONA        ARIZONA        ARIZONA            TEXAS
                                                     PREMIUM       DIVIDEND       DIVIDEND       DIVIDEND          QUALITY
                                                      INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3           INCOME
                                                        (NAZ)          (NFZ)          (NKR)          (NXE)            (NTX)
---------------------------------------------------------------------------------------------------------------------------
Dividend per share                              $      .0530   $      .0525   $      .0585   $      .0545   $        .0580
===========================================================================================================================

| Financial HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                          Investment Operations
                                                    --------------------------------------------------------------------
                                                                              Distributions   Distributions
                                         Beginning                                 from Net            from
                                            Common                      Net      Investment         Capital
                                             Share         Net    Realized/       Income to        Gains to
                                         Net Asset  Investment   Unrealized       Preferred       Preferred
                                             Value      Income  Gain (Loss)    Shareholders+   Shareholders+       Total
-------------------------------------------------------------------------------------------------------------------------
ARIZONA PREMIUM INCOME (NAZ)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                                  $   13.00  $      .43  $     (1.09)  $        (.11)  $          --    $    (.77)
2008                                         14.00         .88        (1.05)           (.22)             --         (.39)
2007                                         14.10         .83         (.10)           (.22)             --          .51
2006                                         14.53         .83         (.39)           (.18)             --          .26
2005                                         14.04         .86          .56            (.09)             --         1.33
2004                                         13.66         .92          .43            (.05)             --         1.30

ARIZONA DIVIDEND ADVANTAGE (NFZ)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                                      13.26         .45        (1.37)           (.12)             --        (1.04)
2008                                         14.48         .91        (1.23)           (.25)             --***      (.57)
2007                                         14.77         .91         (.17)           (.24)           (.02)         .48
2006                                         15.37         .93         (.40)           (.20)           (.01)         .32
2005                                         15.00         .97          .46            (.10)             --         1.33
2004                                         14.45         .99          .57            (.06)             --         1.50
=========================================================================================================================

                                                         Less Distributions
                                      -------------------------------------------------------
                                                                                     Offering
                                               Net                                  Costs and          Ending
                                        Investment       Capital                    Preferred          Common
                                         Income to      Gains to                        Share           Share       Ending
                                            Common        Common                 Underwriting       Net Asset       Market
                                      Shareholders  Shareholders        Total       Discounts           Value        Value
---------------------------------------------------------------------------------------------------------------------------
ARIZONA PREMIUM INCOME (NAZ)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                               $       (.32) $         --  $      (.32)  $          --   $       11.91    $   10.82
2008                                          (.61)           --         (.61)             --           13.00        13.35
2007                                          (.61)           --         (.61)             --           14.00        13.07
2006                                          (.69)           --         (.69)             --           14.10        13.69
2005                                          (.84)           --         (.84)             --           14.53        15.22
2004                                          (.92)           --         (.92)             --           14.04        15.27

ARIZONA DIVIDEND ADVANTAGE (NFZ)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                                       (.32)           --         (.32)             --           11.90        10.25
2008                                          (.64)         (.01)        (.65)             --           13.26        13.70
2007                                          (.71)         (.06)        (.77)             --           14.48        13.35
2006                                          (.84)         (.08)        (.92)             --           14.77        15.90
2005                                          (.92)         (.04)        (.96)             --           15.37        16.08
2004                                          (.91)         (.04)        (.95)             --           15.00        15.40
===========================================================================================================================

                                     Preferred Shares at End of Period
                                  --------------------------------------
                                    Aggregate   Liquidation
                                       Amount    and Market       Asset
                                  Outstanding         Value    Coverage
                                        (000)     Per Share   Per Share
------------------------------------------------------------------------
ARIZONA PREMIUM INCOME (NAZ)
------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                           $    30,000   $    25,000   $  69,348
2008                                   30,000        25,000      73,414
2007                                   30,000        25,000      77,111
2006                                   30,000        25,000      77,520
2005                                   30,000        25,000      79,019
2004                                   30,000        25,000      77,026

ARIZONA DIVIDEND ADVANTAGE (NFZ)
------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                                10,600        25,000      68,510
2008                                   12,000        25,000      67,817
2007                                   12,000        25,000      71,748
2006                                   12,000        25,000      72,628
2005                                   12,000        25,000      74,485
2004                                   12,000        25,000      73,235
========================================================================

                                                                        Ratios/Supplemental Data
                                                        -------------------------------------------------------
                                                                            Ratios to Average Net Assets
                                                                             Applicable to Common Shares
                                     Total Returns                           Before Credit/Reimbursement
                                  ------------------                   ----------------------------------------
                                               Based
                                                  on          Ending
                                              Common             Net
                                     Based     Share          Assets
                                        on       Net      Applicable    Expenses       Expenses             Net
                                    Market     Asset       to Common   Including      Excluding      Investment
                                     Value**   Value**  Shares (000)    Interest++(a)  Interest++(a)     Income++
-----------------------------------------------------------------------------------------------------------------
ARIZONA PREMIUM INCOME (NAZ)
-----------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                             (16.58)%   (5.90)%  $     53,218        1.35%          1.35%*          7.18%*
2008                                  7.10     (2.87)         58,097        1.40           1.26            6.42
2007                                  (.22)     3.62          62,534        1.32           1.24            5.81
2006                                 (5.62)     1.84          63,024        1.21           1.21            5.83
2005                                  5.17      9.69          64,822        1.20           1.20            5.91
2004                                  7.97      9.66          62,431        1.22           1.22            6.49

ARIZONA DIVIDEND ADVANTAGE (NFZ)
-----------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                             (22.97)    (7.84)         18,448        1.53*          1.53*           7.11*
2008                                  7.72     (4.09)         20,552        1.58           1.44            6.14
2007                                (11.63)     3.24          22,439        1.48           1.38            5.74
2006                                  4.54      2.14          22,862        1.36           1.36            5.79
2005                                 10.88      9.04          23,753        1.34           1.34            5.82
2004                                  7.05     10.56          23,153        1.30           1.30            6.10
=================================================================================================================

                                                  Ratios/Supplemental Data
                                  ---------------------------------------------------------
                                           Ratios to Average Net Assets
                                           Applicable to Common Shares
                                          After Credit/Reimbursement****
                                  --------------------------------------------
                                   Expenses        Expenses              Net     Portfolio
                                  Including       Excluding       Investment      Turnover
                                   Interest++(a)   Interest++(a)      Income++        Rate
-------------------------------------------------------------------------------------------
ARIZONA PREMIUM INCOME (NAZ)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                                1.34%*          1.34%*           7.19%*          24%
2008                                   1.38            1.24             6.44            21
2007                                   1.30            1.21             5.84            13
2006                                   1.19            1.19             5.84            22
2005                                   1.19            1.19             5.92            17
2004                                   1.21            1.21             6.50            26

ARIZONA DIVIDEND ADVANTAGE (NFZ)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                                1.25*           1.25*            7.39*            4
2008                                   1.29            1.14             6.44            10
2007                                   1.10            1.00             6.12            19
2006                                    .92             .92             6.23            24
2005                                    .87             .87             6.28            18
2004                                    .83             .83             6.57            24
===========================================================================================

*     Annualized.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   Rounds to less than $.01 per share.

****  After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended January 31, 2009.

                                 See accompanying notes to financial statements.

| Financial HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                  Investment Operations
                                                -------------------------------------------------------------
                                                                         Distributions  Distributions
                                     Beginning                                from Net           from
                                        Common                      Net     Investment        Capital
                                         Share         Net    Realized/      Income to       Gains to
                                     Net Asset  Investment   Unrealized      Preferred      Preferred
                                         Value      Income  Gain (Loss)   Shareholders+  Shareholders+  Total
--------------------------------------------------------------------------------------------------------------
ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
--------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                             $    13.66  $      .47  $     (1.02) $        (.12)     $      --  $ (.67)
2008                                     14.76         .96        (1.03)          (.24)          (.02)   (.33)
2007                                     15.00         .97         (.18)          (.24)          (.01)    .54
2006                                     15.56         .96         (.37)          (.20)          (.01)    .38
2005                                     15.10         .97          .59           (.11)          (.01)   1.44
2004                                     14.57         .96          .53           (.06)            --    1.43

ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
--------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                                  13.07         .45        (1.33)          (.11)            --    (.99)
2008                                     14.20         .91        (1.15)          (.24)            --    (.48)
2007                                     14.32         .90         (.10)          (.25)            --     .55
2006                                     14.62         .88         (.26)          (.19)            --     .43
2005                                     14.01         .89          .62           (.10)            --    1.41
2004                                     13.45         .89          .54           (.06)            --    1.37
==============================================================================================================

                                                     Less Distributions
                                    ---------------------------------------------------
                                                                               Offering
                                             Net                              Costs and     Ending
                                      Investment       Capital                Preferred     Common
                                       Income to      Gains to                    Share      Share   Ending
                                          Common        Common             Underwriting  Net Asset   Market
                                    Shareholders  Shareholders      Total     Discounts      Value    Value
------------------------------------------------------------------------------------------------------------
ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                             $       (.35) $         --   $   (.35) $         --  $   12.64  $ 11.07
2008                                        (.71)         (.06)      (.77)           --      13.66    14.00
2007                                        (.74)         (.04)      (.78)           --      14.76    15.27
2006                                        (.83)         (.11)      (.94)           --      15.00    15.37
2005                                        (.86)         (.12)      (.98)           --      15.56    16.19
2004                                        (.86)         (.04)      (.90)           --      15.10    14.82

ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                                     (.33)           --       (.33)           --      11.75    10.31
2008                                        (.65)           --       (.65)           --      13.07    13.30
2007                                        (.67)           --       (.67)           --      14.20    13.44
2006                                        (.73)           --       (.73)           --      14.32    13.52
2005                                        (.80)           --       (.80)           --      14.62    14.48
2004                                        (.80)           --       (.80)         (.01)     14.01    13.30
============================================================================================================

                                      Preferred Shares at End of Period
                                     -----------------------------------
                                       Aggregate  Liquidation
                                          Amount   and Market      Asset
                                     Outstanding        Value   Coverage
                                            (000)   Per Share  Per Share
------------------------------------------------------------------------
ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                              $    17,975  $    25,000  $  67,889
2008                                      18,500       25,000     70,015
2007                                      18,500       25,000     73,616
2006                                      18,500       25,000     74,277
2005                                      18,500       25,000     75,952
2004                                      18,500       25,000     74,382

ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                                   20,725       25,000     68,477
2008                                      22,000       25,000     70,546
2007                                      22,000       25,000     74,490
2006                                      22,000       25,000     74,902
2005                                      22,000       25,000     75,942
2004                                      22,000       25,000     73,844
========================================================================

                                                                                Ratios/Supplemental Data
                                                             -----------------------------------------------------------
                                                                                    Ratios to Average Net Assets
                                                                                    Applicable to Common Shares
                                        Total Returns                               Before Credit/Reimbursement
                                    ----------------------                  --------------------------------------------
                                                  Based on     Ending Net
                                         Based      Common         Assets
                                            on   Share Net     Applicable    Expenses        Expenses              Net
                                        Market       Asset      to Common   Including       Excluding       Investment
                                         Value**     Value** Shares (000)    Interest++(a)   Interest++(a)      Income++
------------------------------------------------------------------------------------------------------------------------
ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                                 (18.46)%     (4.84)% $     30,837        1.41%*          1.41%*           7.11%*
2008                                     (3.16)      (2.38)        33,311        1.49            1.34             6.32
2007                                      4.52        3.59         35,976        1.39            1.29             5.92
2006                                       .82        2.49         36,465        1.28            1.28             5.88
2005                                     16.30        9.74         37,704        1.27            1.27             5.76
2004                                      9.46        9.98         36,543        1.27            1.27             5.83

ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                                 (20.00)      (7.56)        36,042        1.40*           1.40*            7.22*
2008                                      3.96       (3.48)        40,081        1.46            1.30             6.17
2007                                      4.21        3.81         43,552        1.36            1.26             5.69
2006                                     (1.80)       3.03         43,913        1.26            1.26             5.63
2005                                     15.11       10.21         44,829        1.25            1.25             5.63
2004                                      1.01       10.25         42,983        1.25            1.25             5.80
========================================================================================================================

                                                   Ratios/Supplemental Data
                                    ------------------------------------------------------
                                           Ratios to Average Net Assets
                                           Applicable to Common Shares
                                           After Credit/Reimbursement***
                                    ------------------------------------------
                                     Expenses        Expenses              Net   Portfolio
                                    Including       Excluding       Investment    Turnover
                                     Interest++(a)   Interest++(a)      Income++      Rate
-------------------------------------------------------------------------------------------
ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                                  1.06%*          1.06%*           7.45%*         4%
2008                                     1.11             .96             6.70          15
2007                                      .93             .83             6.38          14
2006                                      .82             .82             6.34          11
2005                                      .82             .82             6.22          11
2004                                      .80             .80             6.30          14

ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
-------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                                  1.07*           1.07*            7.55*          7
2008                                     1.07             .91             6.56          16
2007                                      .85             .75             6.19          15
2006                                      .78             .78             6.12          12
2005                                      .76             .76             6.12          15
2004                                      .76             .76             6.29          22
===========================================================================================

*     Annualized.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended January 31, 2009.

                                 See accompanying notes to financial statements.

| Financial HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                 Investment Operations
                                                -------------------------------------------------------------
                                                                         Distributions  Distributions
                                     Beginning                                from Net           from
                                        Common                      Net     Investment        Capital
                                         Share         Net    Realized/      Income to       Gains to
                                     Net Asset  Investment   Unrealized      Preferred      Preferred
                                         Value      Income  Gain (Loss)   Shareholders+  Shareholders+  Total
--------------------------------------------------------------------------------------------------------------
TEXAS QUALITY INCOME (NTX)
--------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                             $    13.98  $      .47  $      (.67) $        (.12) $        (.02) $ (.34)
2008                                     14.87         .94         (.83)          (.23)          (.02)   (.14)
2007                                     15.06         .95         (.11)          (.25)          (.01)    .58
2006                                     15.46         .96         (.32)          (.22)            --     .42
2005                                     15.12        1.00          .41           (.13)            --    1.28
2004                                     14.57        1.03          .55           (.07)            --    1.51
==============================================================================================================

                                                  Less Distributions
                                  -------------------------------------------------
                                                                           Offering
                                           Net                            Costs and     Ending
                                    Investment       Capital              Preferred     Common
                                     Income to      Gains to                  Share      Share   Ending
                                        Common        Common           Underwriting  Net Asset   Market
                                  Shareholders  Shareholders    Total     Discounts      Value    Value
--------------------------------------------------------------------------------------------------------
TEXAS QUALITY INCOME (NTX)
--------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                           $       (.35) $       (.05) $  (.40) $         --  $   13.24  $ 12.60
2008                                      (.69)         (.06)    (.75)           --      13.98    12.46
2007                                      (.73)         (.04)    (.77)           --      14.87    13.89
2006                                      (.82)           --     (.82)           --      15.06    14.71
2005                                      (.94)           --     (.94)           --      15.46    16.19
2004                                      (.96)           --     (.96)           --      15.12    14.59
========================================================================================================

                                      Preferred Shares at End of Period
                                     -----------------------------------
                                       Aggregate  Liquidation
                                          Amount   and Market      Asset
                                     Outstanding        Value   Coverage
                                           (000)    Per Share  Per Share
------------------------------------------------------------------------
TEXAS QUALITY INCOME (NTX)
------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                              $    69,000  $    25,000  $  70,553
2008                                      69,000       25,000     73,084
2007                                      69,000       25,000     76,173
2006                                      69,000       25,000     76,815
2005                                      69,000       25,000     78,159
2004                                      69,000       25,000     76,896
========================================================================

                                                                              Ratios/Supplemental Data
                                                             -----------------------------------------------------------
                                                                                     Ratios to Average Net Assets
                                                                                     Applicable to Common Shares
                                           Total Returns                             Before Credit/Reimbursement
                                        ------------------                  --------------------------------------------
                                                  Based on     Ending Net
                                         Based      Common         Assets
                                            on   Share Net     Applicable    Expenses        Expenses              Net
                                        Market       Asset      to Common   Including       Excluding       Investment
                                         Value**     Value** Shares (000)    Interest++(a)   Interest++(a)      Income++
------------------------------------------------------------------------------------------------------------------------
TEXAS QUALITY INCOME (NTX)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                                   4.61%      (2.28)% $    125,726        1.27%*          1.27%*           7.11%*
2008                                     (5.16)      (1.04)       132,713         1.26           1.21             6.46
2007                                      (.52)       3.82        141,238         1.24           1.18             6.24
2006                                     (4.03)       2.77        143,009         1.19           1.19             6.31
2005                                     17.83        8.61        146,718         1.18           1.18             6.42
2004                                      5.87       10.51        143,233         1.18           1.18             6.77
========================================================================================================================

                                                       Ratios/Supplemental Data
                                        --------------------------------------------------------
                                                Ratios to Average Net Assets
                                                Applicable to Common Shares
                                                After Credit/Reimbursement***
                                        --------------------------------------------
                                           Expenses        Expenses              Net   Portfolio
                                          Including       Excluding       Investment    Turnover
                                           Interest++(a)   Interest++(a)      Income++      Rate
------------------------------------------------------------------------------------------------
TEXAS QUALITY INCOME (NTX)
------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009(b)                                        1.27%*          1.27%*           7.12%*         7%
2008                                           1.25            1.20             6.47           8
2007                                           1.22            1.16             6.26           9
2006                                           1.18            1.18             6.33          13
2005                                           1.16            1.16             6.44          14
2004                                           1.18            1.18             6.77          16
================================================================================================

*     Annualized.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended January 31, 2009.

                                 See accompanying notes to financial statements.

Reinvest Automatically
EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at
(800) 257-8787.

Glossary of
TERMS USED in this REPORT

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

| Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

BOARD OF DIRECTOR/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, NFZ, NKR and NXE redeemed and/or noticed for redemption 56, 21 and 51 shares of their preferred stock, respectively. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $119 billion of assets on December 31, 2008.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. PLEASE read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:                    www.nuveen.com/etf

                                                     SHARE PRICES
                                                     FUND DETAILS
                                                     DAILY FINANCIAL NEWS
                                                     INVESTOR EDUCATION
                                                     INTERACTIVE PLANNING TOOLS

                                                                     ESA-A-0109D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Texas Quality Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: April 9, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: April 9, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: April 9, 2009
    -------------------------------------------------------------------